Real Property APNs Listed on Exhibit A attached herto

MT. MCKINLEY RECORDING DISTRICT

Recording Requested By, and when Recorded, return to:
Brian Klemsz, Bohemian Companies
1601 Officers Row, Vancouver, WA 98661

DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION, RENTS AND LEASEHOLD INTERESTS, FINANCING STATEMENT AND FIXTURE FILING

FROM

WESTMOUNTAIN GOLD, INC. and TERRA GOLD CORP., as Grantors

TO

FIDELITY TITLE COMPANY, as Trustee

AND

BOCO INVESTMENTS, LLC, as Beneficiary

DATED AS OF JANUARY 31, 2017

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES FUTURE ADVANCES.

THIS DEED OF TRUST SECURES AN UNLIMITED MAXIMUM PRINCIPAL AMOUNT.

THE OBLIGATIONS SECURED HEREUNDER AT THE TIME OF FILING TOTAL MORE THAN $7,000,000 IN PRINCIPAL ONLY, EXCLUSIVE OF ACCRUED INTEREST.

THIS INSTRUMENT COVERS FIXTURES AND GOODS THAT WILL BECOME FIXTURES ON THE PROPERTY DESCRIBED IN EXHIBIT A.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL.

DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF PRODUCTION, RENTS AND LEASEHOLD INTERESTS, FINANCING STATEMENT AND FIXTURE FILING

This Deed of Trust, Security Agreement, Assignment of Production, Rents and Leasehold Interests and Financing Statement (the “Deed of Trust”) is entered into by and among WestMountain Gold, Inc., a Colorado corporation whose address is 120 E. Lake Street, Suite 401, Sandpoint, ID 83864 (herein called “WMTN”), Terra Gold Corporation, an Alaska corporation whose address is also 120 E. Lake Street, Suite 401, Sandpoint, ID 83864 (herein called “TGC”) (WMTN and TGC are herein called “Grantors”), Fidelity Title Agency of Alaska, LLC, an Alaska limited liability company whose address is 3150 C Street, Suite 220, Anchorage, AK 99503 (herein called “Trustee”), and BOCO Investments, LLC, a Colorado limited liability company whose address is 262 E. Mountain Ave., Fort Collins, CO 80524 (herein called “BOCO” or “Beneficiary”).

Recitals

A.

WMTN is an exploration stage mining company and TGC is WMTN’s wholly owned subsidiary.

B.

TGC holds a Miscellaneous Land Use Permit (a “MLUP”) under Application for Permits to Mine in Alaska (“APMA”) #3001 approved by The Alaska Department of Natural Resources (the “ADNR”).

C.

ADNR is requiring TGC to furnish an acceptable security in accordance with 11 AAC 96.060 (the “Performance Guaranty”) in order to maintain TGC’s MLUP under APMA #3001.

D.

In connection with that certain Pledge Agreement between WMTN, TGC, and BOCO dated on even date hereof (the “Pledge Agreement”), BOCO has provided the Performance Guaranty on behalf of TGC for the benefit of the ADNR in the form of a certificate of deposit in the amount of $1,224,140.00 (the “ADNR CD”).  This Deed of Trust secures the repayment of the ADNR CD, any and all of the Grantors’ obligations under the Pledge Agreement, and any and all other financial obligations Debtors, or either of them, may have to Beneficiary (as further enumerated in the Pledge Agreement).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Pledge Agreement.

C.

Grantors own, hold, use, have the benefit of or have an option to purchase those certain properties consisting of State of Alaska mining claim locations (“State Mining Claims”), mineral rights, leasehold interests and other rights and interests in that certain property approximately 125 miles west-northwest of Anchorage, Alaska as further described herein, including on Exhibit A attached hereto and incorporated herein by reference, which are commonly referred to as the “Mine”.

D.

Upon foreclosure, pursuant to the terms and conditions stated herein, the Beneficiary may elect to pursue a non-judicial foreclosure pursuant to the power of sale granted herein or a judicial foreclosure.

Agreement

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 -

CREATION OF SECURITY

Section 1.1 Grant.  In consideration of the credit advanced under the Pledge Agreement, and in consideration of the mutual covenants contained therein and herein, and for the purpose of securing payment and performance of the Obligations (as defined below in Section 1.4), Grantors hereby grant, bargain, sell, warrant, assign, pledge, transfer and convey to the Trustee, IN TRUST, WITH POWER OF SALE, and right of entry and possession, subject to the terms hereof, for the benefit of the Beneficiary, all right, title and interest in and to the following real and personal property, rights, title and interests (collectively, the “Collateral”), whether presently owned or held or hereafter acquired:

(a) Lands and Realty.  All (i) lands and real property, including all fee, leasehold, mineral, option rights, patented mining claims, patented millsite claims, unpatented mining claims (lode and placer), unpatented millsites, State Mining Claims, tunnel sites and rights, amended claims, relocated claims, royalties and other real property interests (whether surface, underground, mineral, or other), and (ii) leases and subleases (howsoever named or characterized), licenses of use, exploration agreements, joint venture agreements and other agreements and rights in, to or relating to land or minerals or the use, development, exploitation or extraction of any part thereof or of any mineral therefrom, including the leasehold interest covered thereby (collectively, the “Leases”), including any extensions, continuation, reinstatements or renewals; in each case, with the foregoing rights, titles and interests being more particularly described on Exhibit A attached hereto and incorporated herein by reference (collectively, the “Lands”);

(b) Additional Land.  All additional lands, estates, rights and interests hereafter acquired by either of the Grantors for use in connection with the Lands and the development of the Lands and all additional lands, estates, rights and interests therein which may, from time to time, by amendment, modification, supplement or otherwise, be expressly made subject to the lien of this instrument, including whether by the location of new unpatented mining or millsite claims, the amendment of any unpatented mining or millsite claims, the relocation of any unpatented mining or millsite claims or State Mining Claims, the acquisition of property or otherwise, all of which shall be included in and constitute part of the Lands;

(c) Gold, Silver and Minerals.  All gold, silver and other ores, minerals, metals, mineral elements and compounds, dore, concentrate, veins, lodes and mineral deposits that are on, in, under, extending from or into, produced or to be produced from, stored, stacked, handled, processed, refined, beneficiated, transported or marketed on or from all or any part of the Lands, including “As-Extracted Collateral” as defined in Alaska Statute (“AS”) 9.102 (Section 9.102  of the Alaska Uniform Commercial Code (as amended from time to time, the “UCC”)), all whether in place, extracted, produced, processed, stored or otherwise severed (collectively, the “Minerals”);

(d) Fixtures and Improvements.  All buildings, structures, additions, mills, crushers, facilities, offices, shops, tanks, pipelines, fixtures and other improvements, howsoever designated, now or hereafter located or constructed on the Lands, affixed to the Lands or otherwise related to or associated with the Lands and the improvements thereon (collectively, the “Improvements”);

(e) Water Rights.  All water, water rights (whether vested, certificated, permitted or otherwise, whether or not adjudicated, and whether or not with a place of use or point of diversion on the Lands), water right applications, reservoirs and reservoir rights, ditches and ditch rights, irrigation systems and irrigation rights, wells, well permits and other rights of use appertaining or belonging to or used in connection with the Lands and all wells, pumps, pumping stations, machinery and equipment associated therewith, and all shares of stock or similar interest (if any) evidencing reservoir, ditch, irrigation or other water rights or rights of use (collectively, the “Water Rights”);

(f) Access Rights.  All rights of way, easements, licenses, profits, privileges, tenements, hereditaments, appurtenances, roads, trails, transportation improvements, and other access rights or rights of use appertaining or belonging to or used in connection with the Lands, the Water Rights and/or the Improvements (collectively, the “Access Rights”);

(g) Property Data.  All records, data, reports and information relating to or associated with all or any portion of the Lands, the Minerals or the Water Rights, including maps, surveys, drilling data, drill logs, core samples and core data, technical, engineering and permitting information and reports, and all geological, metallurgical, geophysical, geochemical and analytical data, information and reports, in whatever form and however stored, whether physical, electronic or otherwise (collectively, the “Data”);

(h) Permits and Approvals.  All approvals, authorizations, licenses, permits, consents, variances, land use entitlements, applications, plans, bonds, filings or registrations by, with or from any governmental authority (federal, state or local) or other person associated with or necessary for the use or development of all or any portion of the Lands, Minerals, Improvements, Water Rights or Access Rights and all bonds, letters of credit and other financial accommodations that secure the performance of the foregoing (collectively, the “Permits”);

(i) Accounts; Contract Rights; General Intangibles.  All accounts, accounts receivable, contracts and contract rights, option and purchase rights, agreements, documents, instruments, income, receipts, revenues, earnings, rents, profits, deposits, security deposits, royalties and revenue arising from the use or enjoyment of all or any portion of the Lands, the Improvements or other Collateral, from the production, crushing, milling, treatment, storage, marketing, hedging, sale or transfer of all or any portion of the Minerals and from the use, sale, assignment, conveyance or transfer of all or any portion of any other Collateral (collectively, the “Accounts”);

(j) Machinery; Equipment; Personal Property.  All goods, machinery, equipment, drilling rigs and equipment, facilities, parts, supplies, power lines, tools, vehicles, trucks, rolling stock, furnishings, apparatus, inventory, fixtures and other personal property of every kind and nature, howsoever defined and whether or not attached or affixed in any manner to any building, structure or Improvement on the Lands (collectively, the “Personal Property”);

(k) All Associated Property.  All other property (whether real, personal or mixed), right, title or interest of any kind, nature or character, howsoever defined or identified, related to or associated with the Project, the Lands, the Minerals, the Improvements, the Water Rights, the Access Rights, the Data, the Permits, the Accounts, the Personal Property or other property described herein (collectively, the “Associated Property”); and

(l) Proceeds and Products.  All proceeds and products of the Lands, Minerals, Improvements, Water Rights, Access Rights, Data, Permits, Personal Property, Accounts and other property rights and interests described herein; and

(m) Excluded Assets.  Notwithstanding the foregoing, the Collateral shall not include “Excluded Assets” (as defined below) until such time as the prohibitions causing such property to be Excluded Assets have terminated (howsoever occurring); upon the termination of such prohibitions such property will be deemed to automatically be and at all times from and after the date hereof to have been, without the taking of any action or delivery of any instrument, Collateral.  “Excluded Assets” means, collectively, (i) any permit or license or any contractual obligation (and the equipment, fixture or goods subject thereto) entered into by a Grantor (A) that prohibits or requires the consent of any Person other than a Grantor or any affiliate of a Grantor (each, a “Related Party”) which has not been obtained as a condition to the creation by a Grantor of a security interest, lien, charge or other encumbrance (each a “Lien”) on any right, title or interest in such permit, license or contractual obligation, (B) in which the creation of a Lien would result in the abandonment, invalidation or unenforceability of any such permit, license or contractual obligation or (C) to the extent that any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A), (B) and (C), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other requirement of law, (ii) property owned by a Grantor that is subject to a purchase money Lien or a capital lease permitted under the Pledge Agreement if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits, or requires the consent of any Person other than a Grantor or any Related Party which has not been obtained as a condition to, the creation of any other Lien on such equipment, and (iii) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed); provided, that “Excluded Assets” shall not include any proceeds, products, substitutions or replacements of any Excluded Asset (unless such proceeds, products, substitutions or replacements would itself be an Excluded Asset); provided, further, that to the extent that such property constitutes an Excluded Asset due to the failure of a Grantor to obtain consent as described in clause (ii), Grantors shall use commercially reasonable efforts to obtain such consent, and, upon obtaining such consent, such property shall cease to constitute an “Excluded Asset”.

TO HAVE AND TO HOLD all of the Collateral, together with all and singular the rights, privileges, benefits, contracts, hereditaments and appurtenances now or hereafter at any time before the foreclosure or release hereof, in any way appertaining or belonging thereto, unto the Trustee and to its substitutes or successors, forever, IN TRUST, upon the terms and conditions herein set forth; and Grantors hereby bind and obligate themselves and their successors and assigns, to warrant and to defend, all and singular, title to the Collateral unto the Trustee, its substitutes or successors, forever, against the claims of any and all persons whomsoever claiming any part thereof.

Section 1.2 Creation of Security Interest.  In addition to the grant contained in Section 1.1, and for the same consideration and purpose, Grantors hereby grant to the Beneficiary a first and prior continuing security interest in all Collateral constituting personal property, now owned or hereafter acquired by Grantors, and in all Proceeds thereof (as defined below).  Grantors, without limiting the foregoing provisions of this Section 1.2, stipulate that the grant made by this Section 1.2 includes a grant of a security interest in all Minerals extracted or produced from or otherwise attributable to or severed from the Lands and in the Proceeds resulting from sale of such Minerals, such security interest to attach to such Minerals as-extracted, at the minehead of any mine located thereon, and to the Accounts resulting from such sales.  “Proceeds” shall have the meaning given to such term in Article 9 of the UCC, and includes whatever is received or receivable upon the sale, exchange, collection or other disposition of the Collateral and insurance payable or damages or other payments by reason of loss or damage to the Collateral, and all additions thereto, substitutions and replacements thereof or accessions thereto.

Section 1.3 Pledge and Assignment.  Grantors hereby grant and make a common-law pledge and assignment to the Beneficiary of all Refinery Accounts (defined below) and all credit balances therein from time to time.  “Refinery Accounts” means any account or allocation, and the credit balances in dollars or Minerals therein, of or for the benefit of a Grantor at or with any refinery, smelter or processing facility to which Minerals severed from or attributable to the Lands are delivered or held.

Section 1.4 Obligations Secured.  This instrument is executed and delivered by Grantors to secure and enforce the irrevocable, full, punctual and complete payment and performance when due (whether at declaration, acceleration, demand or otherwise) of:

(a) This Deed of Trust, which secures all amounts due under the Pledge Agreement plus all costs, fees, expenses and charges provided therein, which is made a part hereof by reference.  All advances under the Pledge Agreement are obligatory and are secured by this Deed of Trust.  All such obligatory advances, including future advances, and interest, fees, costs and charges thereon will have the same priority as the credit initially advanced under the Pledge Agreement;

(b) Any and all indebtedness, liabilities or sums for which a Grantor is now or may become liable to the Beneficiary under the BOCO Notes and the Loan Documents (as those terms are defined in the Pledge Agreement and in Exhibit B hereto);

(c) Any and all other or indebtedness, liabilities or sums for which a Grantor is now or may become liable to Guiseppe Dessi (“Dessi”) under a promissory note dated December 17, 2013 in the principal amount of $1,000,000 executed by WMTN and delivered to Dessi (the “Dessi Note”), as amended by that Amendment to Secured Convertible Promissory Note dated May 1, 2015, provided, however, that such amounts shall be secured by this DOT only if Dessi executed that Security and Inter-Creditor Agreement dated as of May 15, 2015 (the “SIC Agreement”) and the SIC Agreement is otherwise valid and binding according to its terms;

(d) Any and all other or additional indebtedness, liabilities or sums for which a Grantor is now or may become liable to the Beneficiary or the Trustee in any manner, whether under this instrument, the Pledge Agreement or any other or future instrument or document, either primarily or secondarily, absolutely or contingently, directly or indirectly, jointly, severally, or jointly and severally, and whether matured or unmatured, and whether or not created after payment in full of the Obligations if this instrument shall not have been released of record by Beneficiary;

(e) All sums advanced and costs and expenses incurred by the Beneficiary or the Trustee (directly or indirectly), including all legal, accounting, engineering, management, consulting or like fees and expenses made or incurred in connection with the Pledge Agreement or the Obligations or any part thereof, any amendment, modification, renewal, restatement, replacement or extension thereof, the acquisition or perfection of any security therefor or otherwise in connection with the administration, preservation, perfection, enforcement and realization of the rights of the Trustee or the Beneficiary hereunder or under any of the other obligations secured hereby, including reasonable attorneys’ fees, courts costs and other litigation and foreclosure expenses;

(f) The prompt and complete performance of all obligations under the Pledge Agreement as and when due;

(g) All renewals, extensions, amendments, modifications, restatements and changes of, or substitutions or replacements for, all or any part of the items described above; and

(h) Each and every covenant and agreement of a Grantor contained in the Pledge Agreement.

The indebtedness, liabilities and obligations secured hereby, as described in the foregoing clauses (a) – (h) are sometimes referred to herein as the “Obligations”.

Section 1.5 Proceeds.  The security interest of the Beneficiary hereunder in the Proceeds shall not be construed to mean that the Beneficiary consents to the sale or other disposition of any part of the Collateral other than Minerals extracted from or attributable to the Lands and sold in the ordinary course of business.

Section 1.6 Future Advances.  Grantors, and each party at any time claiming an interest in or lien or encumbrances against the Collateral, agree that all advances made by the Beneficiary from time to time under the Pledge Agreement (for which a Grantor is liable thereunder), and all other portions of the Obligations herein referred to (with the sole exception of any additional principal advances by Dessi or under the Dessi Note, if applicable), shall be secured by this Deed of Trust with priority as if all of the same had been advanced, had arisen or became owing or performable on the date of this Deed of Trust.  No reduction of the amount due under the Pledge Agreement, BOCO Notes, Loan Documents, or Dessi Note (if applicable) shall extinguish, release or subordinate any rights, titles, interests, liens, security interests, powers or privileges intended, created or arising hereunder or under the Pledge Agreement, and this Deed of Trust shall remain in full force and effect as to any subsequent advances or subsequently arising portions of the credit accommodations or indebtedness without loss of priority until all Obligations are fully paid, performed and satisfied, all agreements and obligations, if any, of the Beneficiary for future advances have been terminated, and this Deed of Trust has been released of record by Beneficiary.  This Deed of Trust shall not adversely affect the validity or time of perfection of any security interest arising in favor of Beneficiary as a result of acts or agreements of Beneficiary and/or Grantors occurring or arising prior to the date hereof.

Section 1.7 Continuing Status of Lien, Security Interest and Pledge.  So long as the Obligations remain in effect, and this Deed of Trust has not been released of record by Beneficiary or according to its terms, whether or not any credit or amounts have been advanced and whether or not any such advance is subject to the satisfaction of any conditions precedent, the lien on the Collateral constituting real property and the security interest in and pledge relating to the Collateral constituting personal property created hereby shall remain in effect with the priority date established by the recording or filing hereof, notwithstanding the fact that from time to time the outstanding balance of the credit facilities or other loans outstanding under the Pledge Agreement may be zero.

ARTICLE 2 -

ASSIGNMENT OF PRODUCTION PROCEEDS, RENTS AND LEASEHOLD INTERESTS

Section 2.1 Assignment of Production Proceeds.  As further security for the payment and performance of the Obligations, Grantors hereby absolutely and unconditionally assign and transfer to the Beneficiary, effective upon an Event of Default, all Minerals (and the Proceeds therefrom) which are produced, extracted or severed from or attributable to the Lands and, effective automatically upon an Event of Default, Grantors hereby transfer, assign, warrant and convey to the Beneficiary all Minerals (and the Proceeds therefrom) which are produced, extracted or severed from or attributable to the Lands.  Upon the occurrence of an Event of Default, all persons producing, purchasing or receiving such Minerals or the Proceeds therefrom are authorized and directed to treat the Beneficiary as the person entitled in a Grantor’s place and stead to receive the same; and further, those persons will be fully protected in so treating the Beneficiary and will be under no obligation to see to the application by Beneficiary of any Proceeds received by it.  Grantors agree that, if, after the occurrence of an Event of Default, any Proceeds from such Minerals are paid to a Grantor, such proceeds shall constitute trust funds in the hands of Grantors, shall be segregated from all other funds of Grantors and separately held by Grantors, and shall be forthwith paid over by Grantors to the Beneficiary.  Upon the occurrence of an Event of Default, Grantors shall, if and when requested by the Beneficiary, execute and file with any production purchaser a transfer order or other instrument declaring the Beneficiary to be entitled to the Proceeds of severed Minerals and instructing such purchaser to pay such Proceeds to the Beneficiary.  After the occurrence of an Event of Default, should any purchaser fail to make payment promptly to the Beneficiary of the proceeds derived from the sale thereof, the Beneficiary shall have the right, subject only to any contractual rights of such purchaser or any operator, to designate another purchaser to purchase and take such Products, without liability of any kind on the Beneficiary in making such selection so long as ordinary care is used in respect thereof.

Section 2.2 Assignment of Rents and Leasehold Interests.  As further security for the payment and performance of the Obligations, Grantors hereby absolutely and unconditionally assign and transfer to Trustee, for the benefit of the Beneficiary, all the leases, income, rent, issues, deposits, profits and proceeds (“Rents”) of the Lands and the Improvements to which any Grantor may be entitled, whether now due or to become due, and hereby give to and confer upon the Trustee the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds of the Lands and the Improvements to which any Grantor may be entitled, whether now due, past due or to become due.  This assignment constitutes an irrevocable direction and authorization of all tenants, account payors and other Persons, under any lease, contract, agreement or other Instrument to pay all income, rent, issues, deposits, profits and proceeds into an account specified by the Trustee upon demand and without further consent or other action by Grantors.  Nevertheless, except upon the occurrence of an Event of Default, the Beneficiary grants to Grantors a revocable license to collect, receive, use and enjoy the Rents in a manner consistent with the Pledge Agreement and other Obligations.

Section 2.3 Power-of-Attorney; Collection.  Grantors hereby irrevocably appoint the Beneficiary their true and lawful attorney, at the option of the Beneficiary upon the occurrence of an Event of Default, to demand, receive and enforce payment, to give receipts, releases, and satisfactions, and to sue, either in the name of a Grantor or in the name of the Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the Obligations secured hereby.  It is understood and agreed that neither the foregoing assignments in Sections 2.1 and 2.2 nor the exercise by the Beneficiary of any of its rights or remedies under this Article 2 or otherwise hereunder shall be deemed to make the Beneficiary a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Collateral or the use, occupancy, enjoyment, or operation of all or any portion thereof.  Notwithstanding anything to the contrary contained herein, so long as no Event of Default shall have occurred and be continuing, Grantors shall have a license to collect all Proceeds from the Collateral as trustee for the benefit of the Beneficiary and shall apply such Proceeds in the following order of priority: (a) first, to the payment of the Obligations then due and payable, and (b) second, to such other obligations or matters as a Grantor may reasonably determine.  Upon the occurrence of an Event of Default, such license shall be deemed automatically revoked and any income, rents, issues, deposits, profits and proceeds received thereafter by a Grantor shall be delivered in kind to the Beneficiary.  Each Grantor hereby irrevocably constitutes and appoints the Beneficiary its true and lawful attorney-in-fact to enforce in such Grantor’s name or in the Beneficiary’s name or otherwise all rights of the Grantors and to do any and all things necessary and proper to carry out and implement the purposes hereof, which the Beneficiary may exercise at any time after the occurrence of an Event of Default.

Section 2.4 Grantors’ Payment Duties.  Nothing contained herein will limit Grantors’ duty to make payment on the Obligations when the Proceeds received pursuant to this Article 2 are insufficient to pay the costs, interest, principal and any other portion of the Obligations then owing, and the receipt of Proceeds pursuant hereto will be in addition to all other security now or hereafter existing to secure payment of the Obligations.

Section 2.5 Liability of Trustee and Beneficiary.  Neither the Trustee nor the Beneficiary has any obligation to enforce collection of any of the Proceeds or other amounts described in this Article 2, and the Trustee and the Beneficiary are hereby released from all liability and responsibility in connection therewith, except the responsibility to account to Grantors for Proceeds and other amounts actually received.

Section 2.6 Indemnification.  Grantors agree to indemnify and save and hold harmless the Trustee, the Beneficiary, their respective successors and affiliates and their respective directors, partners, managers, principals, officers, employees, agents, consultants and representatives (collectively, the “Indemnified Parties”) from and against all claims, actions, liabilities, losses, judgments, reasonable attorneys’ fees, costs and expenses and other charges of any description whatsoever (all of which are hereafter referred to in this Section 2.6 as “Claims”) made against or sustained or incurred by any such Indemnified Party as a consequence of the assertion, either before or after the payment in full of the Obligations, that the Beneficiary received Minerals, Proceeds or rents, profits, income or proceeds of Collateral pursuant to this instrument.  The Indemnified Parties have the right to employ attorneys and to defend against any Claims and unless furnished with satisfactory indemnity, after notice to Grantors, any Indemnified Party will have the right to pay or compromise and adjust all Claims in its sole reasonable discretion.  Grantors shall, jointly and severally, indemnify and pay to the Indemnified Parties all amounts paid by any Indemnified Party in compromise or adjustment of any of the Claims or amounts adjudged against any Indemnified Party in respect of any of the Claims.  The liabilities of Grantors as set forth in this Section 2.6 will constitute Obligations and will survive the termination of this instrument.

ARTICLE 3 - GRANTORS’ REPRESENTATIONS AND WARRANTIES

Grantors hereby represent and warrant as follows:

Section 3.1 Due Organization, Good Standing and Authority.  WMTN is duly organized, validly existing and in good standing under the laws of Colorado; TGC is duly organized, validly existing and in good standing under the laws of Alaska; and each is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.  Grantors have full power, authority and legal right (i) to own or lease their assets and properties (including the Lands) and to conduct their business as now being conducted, and (ii) to enter into their obligations under this Deed of Trust and each other agreement, document and instrument executed or to be executed by either of them pursuant hereto or in connection herewith and to perform the terms hereof and thereof applicable to them, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.2 Authorization and No Conflict.  The execution and delivery by Grantors of this Deed of Trust, and the performance of all transactions contemplated hereby and the fulfillment of and compliance with the terms of this Deed of Trust, have been duly authorized by all necessary action, corporate, partnership or otherwise, and do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) give any third party any right to accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to (A) the articles, bylaws, operating agreement or other constating documents of Grantors, (B) any law, statute or rule, or (C) any material agreement, lease, instrument, order, judgment or decree to which a Grantor is subject or by which any of its properties are bound.

Section 3.3 No Approvals.  No authorization or approval or other action by, and no notice to or filing with (other than the recording of this Deed of Trust in the applicable office), any governmental authority, regulatory body or other person or entity is required for the due execution, delivery and performance by Grantors under this Deed of Trust.

Section 3.4 Validity.  This Deed of Trust is, and when delivered hereunder will be, the legal, valid and binding obligation of each Grantor enforceable against Grantors in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or law).

Section 3.5 Valid Security Interest; Filings.

(a) This Deed of Trust creates, in favor of the Trustee, for the benefit of the Beneficiary, a valid security interest in the Collateral, subject only to Permitted Liens, securing the payment and performance of the Obligations.  Upon the filing of this Deed of Trust with the official records of Mt. McKinley Recording District, Fourth Judicial District, Alaska together with any other filings or recordings that have already been made or obtained prior to the date hereof, the Trustee will have, for the benefit of the Beneficiary, as security for the Obligations, a valid and perfected first priority Lien on all of the Collateral, free of all other Liens, claims and rights of third parties whatsoever, except for Permitted Liens (as defined below).  Except for filing this Deed of Trust with the official records of Mt. McKinley Recording District, Fourth Judicial District, Alaska and such other filings and recordings that have already been made or obtained prior to the date hereof, no other filing, recording or action is necessary to create, perfect or protect the security interests created in the Collateral by this Deed of Trust.

(b) As used herein, “Permitted Liens” shall mean: (a) Liens in favor of Beneficiary; (b) purchase money Liens and Liens to secure capital lease obligations previously disclosed to BOCO; (c) Liens imposed by any governmental authority for taxes not yet due and delinquent or which are being contested in good faith and by appropriate proceedings and, during such period during which such Liens are being so contested, such Liens shall not be executed on or enforced against any of the assets of Grantors, provided that Grantors shall have set aside on their books reserves deemed adequate therefor and not resulting in qualification by auditors; (d) carrier’s, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction and other like Liens arising by operation of applicable law, arising in the ordinary course of business and securing amounts (i) which are not overdue for a period of more than 30 days, or (ii) which are being contested in good faith and by appropriate proceedings and, during such period during which amounts are being so contested, such Liens shall not be executed on or enforced against any of the assets of Grantors, provided that Grantors have set aside on their books reserves deemed adequate therefor and not resulting in qualification by auditors; (e) statutory Liens incurred, or pledges or deposits made, under worker’s compensation, employment insurance and other social security legislation; (f) undetermined or inchoate Liens and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable law or of which written notice has not been duly given in accordance with applicable law or which although filed or registered, relate to obligations not due or delinquent; (g) Liens or deposits to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (other than for borrowed money) incurred in the ordinary course of business; (h) servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by applicable law or incurred in the ordinary course of business and encumbrances consisting of zoning or building restrictions, easements, licenses, restrictions on the use of property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Grantors; (i) the rights reserved to or vested in governmental authorities by statutory provisions or by the terms of leases, licenses, franchises, grants or permits, which affect any land, to terminate the leases, licenses, franchises, grants or permits or to require annual or other periodic payments as a condition of the continuance thereof; (j) securities to public utilities or to any municipalities or governmental authorities or other public authority when required by the utility, municipality or governmental authorities or other public authority in connection with the supply of services or utilities to Grantor; (k) Liens or covenants restricting or prohibiting access to or from lands abutting on controlled access highways or covenants affecting the use to which lands may be put; provided that such Liens or covenants do not materially and adversely affect the use of the lands by Grantor; (l) statutory Liens incurred or pledges or deposits made in favor of a governmental authority to secure the performance of obligations of Grantors under environmental laws to which any assets of Grantors are subject; (m) statutory and common law landlords’ liens under leases to which a Grantor is a party; (n) Liens in respect of supply, sales, surface use and other operational agreements entered into consistent with normal practices in the mining industry, in each case to the extent such agreements are entered into in the ordinary course of business and such Liens do not secure any obligation for borrowed money; (o) contract mining agreements and leases or subleases granted to others that do not materially interfere with the ordinary course of business of Grantors; and (p) any extension, renewal or replacement of any of the foregoing.

Section 3.6 Name and Location of Office.  Grantors have not used any corporate name or done business under any name other than their own, and each of the Grantors further covenants and agrees that it will not do so, nor will it change its state of organization outside its present state of organization (the State of Colorado for WMTN and the State of Alaska for TGC) or relocate its chief executive office without at least thirty days’ prior notice to the Trustee and the Beneficiary.

Section 3.7 Litigation.  Except as set forth in the Pledge Agreement, there is no action, suit or proceeding at law or in equity, by or before any governmental or regulatory authority, court, arbitral tribunal or other body now pending (or, to the knowledge of Grantors, threatened) against or affecting Grantors, the Lands or any of the other Collateral which could reasonably be expected to cause a Material Adverse Change.

Section 3.8 Title.

(i) Exhibit A attached hereto and incorporated herein accurately and completely sets forth and describes all real property owned, held, leased, used or controlled by Grantors, including all fee interests, patented mining claims, patented millsite claims, unpatented mining claims, unpatented millsite claims, State Mining Claims, leasehold interests, option rights and other real property interests (collectively, the “Grantors Real Property”), and such Exhibit A is in a form that, when appended to this instrument, is adequate and sufficient for acceptance by Mt. McKinley Recording District, Fourth Judicial District, Alaska for the recording of real property instruments.

(ii) Grantors are the exclusive owner or lessee of, and have good and marketable title to an undivided one hundred percent (100%) in and to Grantors Real Property set forth on Exhibit A to this Deed of Trust (except to the extent that any ownership of less than 100% is expressly noted on such Exhibit A), which title is, subject to Permitted Liens, superior and paramount to any material adverse claim or right of title which may be asserted, subject only to the paramount title of the State of Alaska as to any State Mining Claims.  With respect to any lease or option to purchase identified on Exhibit A, each such lease creates a valid and subsisting leasehold estate in the lands described in such lease and each option creates a valid right to purchase the lands described in such option, each such lease and option is in full force and effect, no event has occurred that, with the giving of notice or the passage of time, would constitute a material default under such lease or option and all rent, royalties or other payments due under such lease or option have been timely paid;

(iii) With respect to the State Mining Claims listed on the attached Exhibit A: (A) Grantors are in exclusive possession thereof and have good title thereto, subject to the paramount title of the State of Alaska, free and clear of all Liens, other than Permitted Liens; (B) to the best of Grantors’ knowledge, all such claims were located, staked, filed and recorded on available public domain land in compliance with all applicable state and federal laws and regulations; (C) annual labor, intended in good faith to satisfy the requirements of state laws and regulations and generally regarded in the mining industry as sufficient, for all annual labor years up to and including the current annual labor year, was timely and properly performed on or for the benefit of the State Mining Claims, and affidavits evidencing such work were timely recorded; (D) all rental, royalties, fees, or other payments required to be paid under state and federal law, including cash payments in lieu of the performance of labor, in order to maintain the State Mining Claims have been timely and properly paid, and affidavits or other notices evidencing such payments and required under federal or state laws or regulation have been timely and properly filed and recorded; (E) all filings with the State of Alaska which are required under state or federal law have been timely and properly made; and, except as identify in the Recitals above, (F) there are no actions or administrative or other proceedings pending or to the best of Grantors’ knowledge threatened against or affecting any of the claims in any material respect;

(iv) Grantors have good and marketable title to the Improvements and the Personal Property, subject to Permitted Liens.  The Lands, the Improvements located thereon and the Personal Property constitute all of the properties and assets, tangible or intangible, real or personal, which are used in the conduct of the business of Grantors, as such business is presently being conducted and as pertains to the Lands.  The Project assets constitute all of the properties and assets, tangible or intangible, real or personal, which are used in the conduct of the business of Grantors, as such business is presently being conducted and as pertains to the Lands, are in reasonable condition and repair, ordinary wear and tear excepted, and are adequate for the purposes for which they are now used and for the development, construction, operation and maintenance of the Project in accordance with, and as contemplated by, the Development Plan and Annual Budget.  Grantors have good title to the Project assets, subject to Permitted Liens.

Section 3.9 Leases and Royalties.  The Leases are in full force and effect, in good standing and free from breach or default, and Grantors are not aware of, and have not received notice of, any act or omission, which would constitute a material breach or default under any Lease or which would otherwise allow the lessor to terminate any Lease.  Grantors have good right and full power and authority to assign, convey, grant and to transfer the interests in the Leases, without consent of the lessor (or Grantors have obtained sufficient consent from the lessor).  Except as disclosed in writing to Beneficiary, there are no Royalties (as defined below) burdening or otherwise associated with such Lands.  For purposes hereof, “Royalties” shall mean any amount payable as a share of the product or profit from the Lands or any Minerals produced therefrom and includes without limitation, production payments, net profits interests, net smelter return royalties, landowner’s royalties, minimum royalties, overriding royalties and royalty bonuses.

Section 3.10 Transportation, Utilities and Water Supply.  All utility services, means of transportation, ingress and egress roadways, easements, servitudes, rights of passage, facilities, water rights and other materials necessary for the operation of and access to the Lands (including, without limitation, gas, electrical, water supply and sewage services and facilities) are available on commercially reasonable terms in compliance with all applicable legal requirements, and Grantors are not aware of any information that would lead them to believe that any of the foregoing will not be available in the future.

Section 3.11 Payment of Taxes.  Grantors have filed or caused to be filed all material federal, state and local tax returns which to the knowledge of Grantors are required to be filed and have paid or caused to be paid all material taxes as shown on such returns or any assessment received by Grantors to the extent that such taxes or assessments have become due, except such as may be diligently contested in good faith and by appropriate proceedings or as to which a bona fide dispute may exist and for which adequate reserves are being maintained.  All Taxes, assessments, maintenance fees and other amounts required to maintain the Project have been paid in full.

Section 3.12 Compliance with Laws.  With respect to the Lands and operations thereon, Grantors have complied in all material respects with all applicable local, state and federal laws, including environmental laws, and regulations relating to the operation of the Lands, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and Grantors are not aware of any investigation (other than a routine inspection) of Grantors or the Lands by any local, state or federal agency with respect to enforcement of such laws and regulations.  The existing and planned use of the Lands and the Mine complies or will comply in all material respects with all applicable legal requirements, including but not limited to applicable regulations and restrictive covenants affecting the Lands, as well as all environmental, ecological, landmark and other applicable laws and regulations; and all requirements for such use have been satisfied to the extent necessary for the current operations involving the Lands, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Except as disclosed to Beneficiary in writing, no release, emission or discharge into the environment of hazardous substances, as defined under any environmental law, has occurred or is presently occurring or will occur in operating the Lands and the Mine in its intended form in excess of federally or state permitted releases or reportable quantities, or other concentrations, standards or limitations under the foregoing laws or under any other federal, state or local laws, regulations or governmental approvals in connection with the construction, operation, ore treatment, heap leaching, fuel supply, power generation and transmission or waste disposal, or any other operations or processes relating to the Lands or the Mine, other than as allowed by or in compliance with applicable federal, state and local laws and except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  The Lands and Grantors’ use and proposed use thereof are not and will not be in violation of any environmental, occupational safety and health or other applicable law now in effect, the effect of which violation, in any case or in the aggregate, would materially adversely affect the Lands or Grantors’ use thereof, or which, in any case or in the aggregate, would impose a material liability on the Trustee or the Beneficiary or jeopardize the interest of the Trustee or the Beneficiary in the Collateral.  Except as disclosed to BOCO in writing, Grantors have no knowledge of any past or existing material violations of any such laws, ordinances or regulations issued by any governmental authority.

Section 3.13 Permits Affecting Properties.  Grantors have obtained all licenses, operating bonds, reclamation bonds, permits, authorizations and approvals from all governments, governmental commissions, boards and other agencies required in respect of their present use of and operations on the Lands.

ARTICLE 4 - COVENANTS

Section 4.1 Affirmative Covenants.  Grantors covenant and agree that so long as any of the Obligations secured hereby remain unpaid or outstanding (except as may be specifically set forth in the Pledge Agreement):

(a) Due Payment.  Grantors will promptly pay when due, or within any applicable grace periods with respect thereto, any and all amounts for which they are obligated under the terms of this Deed of Trust and the Pledge Agreement and will comply with all of the terms and provisions thereof and hereof;

(b) Perfection; Maintenance of Liens.  Grantors shall promptly, at Grantors’ own expense and insofar as not contrary to applicable law, execute such documents and provide such authorizations as Beneficiary may request so that Beneficiary may file and refile in such offices, at such times and as often as may be necessary, any instrument as may be necessary to create, perfect, maintain and preserve the lien and security interest intended to be created hereby and the rights and remedies hereunder; shall promptly furnish to the Trustee evidence satisfactory to the Trustee of all such filings and refilings; and otherwise shall do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created hereby as a valid lien of first priority on real property and fixtures and a perfected security interest in personal property and fixtures, subject to Permitted Liens.  Grantors hereby authorize the Trustee and the Beneficiary to file this Deed of Trust and one or more financing or continuation statements, and amendments thereto, relative to any or all of the Collateral;

(c) Maintenance of Lands.  Grantors will (i) cause each of the Water Rights and Access Rights owned, held or hereafter acquired by or for Grantors and necessary or appropriate to the operation of a mine or mines upon the Lands to be kept in full force and effect by the payment of whatever sums may become payable and by the fulfillment of whatever other obligations, and the performance of whatever other acts may be required to the end that forfeiture or termination of each such interest shall be prevented unless the termination, forfeiture or other relinquishment of the interest is authorized by any operating plan or plan of operations then in effect thereunder, (ii) conduct all drilling, mining, exploratory work and related operations and activities in accordance with applicable federal, state and local laws and good and minerlike practice, (iii) maintain Grantors as the sole owners of, and retain exclusive possession of, all Lands, free and clear of all Liens, subject, in the case of State Mining Claims , only to the paramount title of the State of Alaska and Permitted Liens, (iv) timely pay all required claim maintenance fees, and timely record and file in the appropriate county, state and federal offices adequate affidavits and notices of timely payment of such fees, and amend, relocate, and locate new mining claims with respect to those mining claims as reasonably necessary to protect the Grantors’ and the Trustee’s interest in the Collateral, (v) timely make all payments and perform all obligations to prevent the forfeiture or termination of any portion of the Lands, (vi) permit the Trustee and the Beneficiary, through their employees, representatives and agents, to enter upon the Lands at any time, subject to appropriate safety procedures, for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all other things necessary or proper to enable the Trustee and the Beneficiary to exercise this right upon reasonable notice at such times as the Trustee or the Beneficiary may reasonably request, and (vii) do all other things necessary to preserve and maintain the right, title and interest of the Trustee and the Beneficiary in the Collateral.  Grantors shall not abandon all or any portion of the Lands that are producing or capable of commercial production or forfeit, surrender or release any lease, sublease, operating agreement or other agreement or instrument comprising or affecting the Collateral without the Beneficiary’s consent;

(d) Maintenance of State Mining Claims.  To the extent not otherwise addressed herein, Grantors covenant and agree to timely pay all rentals, royalties, fees, and other required payments and to timely make all filings and recordings, including affidavits of labor, and to otherwise timely take all other necessary actions and pay such amounts relating to the preservation, maintenance, continuance and validity of the State Mining Claims as may be required by any federal, state or local governmental authority, including making of cash in lieu labor payments to the State of Alaska on or before August 1st of each year.  Grantors further covenant and agree to provide the Beneficiary, on or before August 1 of each year, written notice and evidence of the performance of annual labor or making of a cash in lieu labor payment and other required payments and the filing of the affidavit of performance of annual labor and recording of such affidavit.  In the event that the Beneficiary has not received the notice and evidence described in the preceding sentence by August 1, the Trustee or the Beneficiary may, on behalf of the Grantors, make and pay any rental, royalty, fee or other required payments, in which event the Grantors shall promptly reimburse the Trustee and the Beneficiary for any such payments, with interest at the rate set forth in the Pledge Agreement or the maximum rate permitted by applicable law, whichever is greater, in addition to any costs and expenses incurred in making such payments, and all such amounts shall be Obligations hereunder;

(e) Maintenance of Collateral.  Grantors will keep all Improvements, Personal Property, inventory and fixtures of every kind now or hereafter included in the Collateral in good working order and condition (ordinary wear and tear excepted), and all repairs, renewals, replacements, additions, substitutions and improvements needful to such end shall be promptly made. Grantors will comply in all material respects with all of the terms and conditions of all leases, agreements and other instruments of title and all Access Rights and privileges necessary for the proper operation of such leases and instruments, and otherwise do all things necessary to keep Grantors’ rights and Beneficiary’s interest in the Collateral unimpaired;

(f) Compliance with Laws and Permits.  Grantors will (i) comply in all material respects with all lawful rulings and regulations of each regulatory authority having jurisdiction over Grantors or the Lands; (ii) conduct any and all operations and activities on the Lands in compliance in all material respects with applicable federal, state and local laws, rules and regulations and with all Permits; (iii) reclaim the Lands in accordance with applicable federal, state and local laws, rules and regulations and all Permits; and (iv) obtain and maintain in full force and effect all Permits necessary or appropriate for the use or operation of the Collateral or activities on the Lands, in each case as currently conducted;

(g) Payment of Obligations.  Grantors will pay when due all liabilities and obligations of any nature, including all liabilities and obligations for labor, material, equipment and contracted services, incurred in or arising from the administration, operation or use of the Lands and the other Collateral;

(h) Protection of Collateral.  Grantors will protect every part of the Collateral from removal, destruction and damage, and will protect same from the doing or suffering to be done of any act, other than the use of the Collateral as hereby contemplated, whereby the value of the Collateral may be lessened;

(i) Insurance.  Grantors will carry (i) workmen’s compensation insurance covering persons who are employed by or for the benefit of Grantors or the Mine in compliance with applicable laws, and (ii) other insurance as may be required by the Pledge Agreement;

(j) Further Assurances.  Grantors shall execute, acknowledge and deliver to the Trustee and the Beneficiary all and any such other and further instruments, documents and certificates and do and perform such other acts as in the opinion of the Trustee or the Beneficiary may be necessary or desirable to implement, effect and maintain the intent of this Deed of Trust, upon the reasonable request of the Trustee or the Beneficiary, and at Grantors’ expense;

(k) Defend Title.  Grantors warrant and shall forever defend the Collateral against every person whomsoever lawfully claiming the same or any part thereof, and Grantors shall maintain and preserve the lien and security interest herein created until this instrument has been terminated and released as provided herein.  If the title or the right of Grantors or the Trustee or the Beneficiary to the Lands or any other Collateral or any part thereof shall be challenged or attacked, either directly or indirectly, or if any legal proceedings are commenced against Grantors or all or any portion of the Lands, Grantors shall promptly give written notice thereof to the Trustee and, at Grantors’ own expense, shall proceed diligently to defend against any such attack or proceedings, and the Trustee and the Beneficiary may take such independent action in connection therewith as either of them may, in its reasonable discretion, deem advisable to protect its interest in the Collateral, and all costs, expenses and reasonable attorneys’ fees incurred by the Trustee or the Beneficiary in connection therewith shall be a demand obligation owing by Grantors, and shall bear interest at the rate set forth in the Pledge Agreement or the maximum rate permitted by applicable law, whichever is greater, from the date such expenses are incurred until paid, and shall be part of the Obligations;

(l) Change in Mining Law.  In the event of the repeal or modification of the current General Mining Law of 1872 or Alaska Mining Law (Alaska Stat. §§ 38.05.185-275) during the term of this Deed of Trust, such that the interest of Grantors in those lands which are material to the exploration, development or operation of the Lands is affected, modified or transformed, Grantors will use their best efforts to retain their interest in those lands and will consult with the Trustee and the Beneficiary to determine how best to preserve the interest of Grantors and the interest of the Trustee and the Beneficiary in the affected Collateral, and Grantors shall take no action, which in the reasonable opinion of the Trustee or the Beneficiary or their counsel could adversely affect or materially impair their interest in the Collateral or under this Deed of Trust;

(m) Information.  Grantors shall promptly furnish to the Trustee and the Beneficiary such information concerning Grantors, Grantors’ business affairs and financial condition, the Collateral and the operations and financial condition of Grantors, as the Trustee or the Beneficiary may reasonably request; and

(n) Access.  Grantors shall keep proper books, records and accounts in which complete and correct entries shall be made of Grantors’ transactions in accordance with generally accepted accounting principles, and shall keep the records concerning the accounts and contract rights included in the Collateral at Grantors’ respective place(s) of business, and the Trustee and the Beneficiary shall have the right to inspect such records, and Grantors shall furnish copies upon reasonable request and upon reasonable notice.

Section 4.2 Negative Covenants.  Grantors covenant and agree that, so long as any of the Obligations secured hereby remains unpaid or outstanding, Grantors shall not, either directly or indirectly:

(a) No Disposition of Assets.  Except as permitted under the Pledge Agreement or this Deed of Trust, sell, transfer, assign, convey or otherwise dispose of all or any part of the Collateral;

(b) No Debt.  Except as permitted under the Pledge Agreement or this Deed of Trust, incur, create, issue, assume or permit any borrowing or indebtedness to exist or incur, create or enter into any guaranty of any obligation of any other person or entity;

(c) No Liens.  Except as permitted under the Pledge Agreement or this Deed of Trust, incur, create, grant, assume, allow or suffer to exist any Lien on all or any part of the Lands or any other Collateral, except Permitted Liens; or

(d) Changes in Business.  Except as permitted under the Pledge Agreement or this Deed of Trust, liquidate or dissolve, or enter into any consolidation, merger, amalgamation, or sale or enter into any partnership, joint venture or other combination, where such transaction involves a contribution by Grantors of all or a significant portion of the Collateral, or sell, lease or dispose of the business or the assets of any Grantor.

ARTICLE 5 - DEFAULT

The occurrence of any one or more of the following events in Section 5.1(a) through Section 5.1(f) shall constitute an “Event of Default”:

Section 5.1 Events of Default.  The term “Event of Default” shall have the meaning given thereto in the Pledge Agreement, but shall also include the occurrence or the existence of any of the following conditions:

(a) The failure by any Grantor to keep, punctually perform, or observe any of the covenants, agreements, obligations or prohibitions contained herein, in the Pledge Agreement, in any other written instrument evidencing any of the Obligations or in any other agreement with the Trustee or the Beneficiary (whether now existing or entered into hereafter), and such failure remains unremedied for a period of thirty (30) days after written notice of such failure by Beneficiary to Grantors; or

(b) This Deed of Trust or any other collateral security granted by Grantors with respect to the Obligations shall fail to constitute a valid and enforceable, perfected first priority security interest in or lien on any Collateral for any reason, subject to any Permitted Liens, or any Grantor shall so state in writing or any Grantor shall take or agree to take any action threatening the validity, perfection or priority of any such security interest; or

(c) Any governmental authority shall condemn, seize or appropriate all or any portion of the Collateral that is material to the financial condition, business or operations of any Grantor or the Lands; or

(d) The voluntary or involuntary dissolution, merger, consolidation, winding up or reorganization of any Grantor or the occurrence of any action preparatory thereto; or

(e) The assertion (except by the owner of an encumbrance expressly excepted from Grantors’ warranty of title herein) of any claim of priority over this instrument, by title, lien or otherwise, unless Grantors within 30 days after such assertion either cause the assertion to be withdrawn or provide the Beneficiary with such further or additional security as the Beneficiary may require to protect the Beneficiary against all loss, damage, or expense, including attorneys’ fees, which the Beneficiary may incur in the event such assertion is upheld.

Section 5.2 Acceleration Upon Default.  Upon the occurrence of any Event of Default, or at any time thereafter during the continuance of an Event of Default, the Beneficiary may, at its option, by notice to Grantors, declare all Obligations to be due and payable forthwith without any further notice, presentment or demand of any kind, all of which are hereby expressly waived.

Section 5.3 Possession and Operation of Property.  Upon the occurrence of any Event of Default, or at any time thereafter during the continuance of an Event of Default, and in addition to all other rights therein conferred on the Trustee or the Beneficiary, the Trustee, the Beneficiary or any person, firm or corporation designated by the Beneficiary, will have the right and power, but will not be obligated, to have an audit performed, at Grantors’ expense, of the books and records of any Grantor, and to enter upon and take possession of all or any part of the Collateral, to exclude any Grantor therefrom, and to hold, use, administer and manage the same to the extent that any Grantor could do so.  The Trustee, the Beneficiary or any person, firm or corporation designated by the Beneficiary, may manage the Collateral, or any portion thereof, without any liability to Grantors in connection with such management; and the Trustee, the Beneficiary or any person, firm or corporation designated by the Beneficiary will have the right to collect, receive and demand for all Products  produced and sold from the Lands, and to exercise every power, right and privilege of Grantors with respect to the Collateral.  Providing there has been no foreclosure sale, when and if the expenses of the management of the Collateral have been paid and the Obligations irrevocably paid and satisfied in full, the remaining Collateral shall be returned to Grantors.

Section 5.4 Ancillary Rights.  Upon the occurrence of an Event of Default, and in addition to all other rights of the Beneficiary hereunder, the Beneficiary may, without notice, demand or declaration of default, all of which are hereby expressly waived by Grantors, proceed by a suit or suits in equity or at law (i) for the seizure and sale of the Collateral or any part thereof, (ii) for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, (iii) for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, (iv) without regard to the solvency or insolvency of any person, and without regard to the value of the Collateral, and without notice to Grantors (notice being hereby expressly waived), for the ex parte appointment of a receiver to serve without bond pending any foreclosure or sale hereunder, or (v) for the enforcement of any other appropriate legal or equitable remedy.

Section 5.5 Availability of Rights and Remedies; Cumulative Rights and Remedies.  Upon the occurrence of an Event of Default, all of the rights and remedies provided to the Trustee or the Beneficiary in this Deed of Trust and any other collateral security documents shall immediately become available to the Trustee and the Beneficiary, and the Trustee and the Beneficiary shall have all other rights and remedies available at law or in equity.  All rights and remedies of the Trustee and the Beneficiary set out in this Deed of Trust, any other collateral security document and as otherwise available at law or in equity are cumulative, and no right or remedy contained herein or therein is intended to be exclusive; each such right and remedy is in addition to every other right and remedy contained in this Deed of Trust, any other collateral security document or in any existing or future agreement or now or in the future existing at law, in equity, by statute or otherwise.  Every right, power and remedy given by this Deed of Trust to the Trustee or the Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary, and either of them may pursue inconsistent remedies.

ARTICLE 6 - BENEFICIARY’S RIGHTS AS TO REALTY COLLATERAL UPON DEFAULT

Section 6.1 Deed of Trust or Mortgage.  Upon the occurrence of an Event of Default, the Beneficiary or the Trustee may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust, or by the delivery to the Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the Collateral to be sold, which notice the Trustee shall cause to be duly filed for record in case of foreclosure by exercise of the power of sale herein.  The decision by the Beneficiary to pursue its remedies and foreclose either by exercise of the power of sale (and as otherwise set forth herein) or by judicial foreclosure (and as otherwise set forth herein) may be made by the Beneficiary at the Beneficiary’s sole option and discretion.

Section 6.2 Judicial Foreclosure.  Upon the occurrence of an Event of Default, in lieu of the exercise of the non-judicial power of sale hereafter given, the Beneficiary may, subject to any mandatory requirement of applicable law, proceed by suit to foreclose its lien hereunder and to sell or have sold the Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise, in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Beneficiary may deem appropriate, and the Beneficiary shall thereafter make or cause to be made a conveyance to the purchaser or purchasers thereof.  The Beneficiary may postpone the sale of the real property included in the Collateral or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.  Sale of a part of the real property included in the Collateral will not exhaust the power of sale, and sales may be made from time to time until all such property is sold or the Obligations are paid in full.

Section 6.3 Non-Judicial Foreclosure; Power of Sale.  Upon the occurrence of an Event of Default, the Trustee is hereby authorized and empowered, and it shall be its duty, upon request of the Beneficiary, and to the extent permitted by applicable law, to exercise the power of sale contained herein and sell any part of the Collateral at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law, or in the absence of any such requirement, as Beneficiary may deem appropriate, and Trustee shall make conveyance to the purchaser or purchasers thereof.  Any sale shall be made to the highest bidder for cash at the door of the county courthouse of, or in such other place as may be required or permitted by applicable law in, the county in the state where the Collateral or any part thereof is situated; provided that and if the  Collateral lies in more than one county, such part of the Collateral may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold. Any such sale shall be made at public outcry, on the day of any month, during the hours of such day and after such written notices thereof have been published, recorded and publicly posted in such places and for such time periods and after all persons entitled to notice thereof have been sent such notice, all as required by applicable law in effect at the time of such sale.  The affidavit of any person having knowledge of the facts to the effect that such a service and notice was completed shall be prima facie evidence of the fact of service and notice.  Grantors agree that no notice of any sale, other than as required by applicable law, need be given by Grantors, the Beneficiary or any other person.  Each Grantor hereby designates as its address for the purposes of such notice the address set out on page one hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Beneficiary or other holder of the Obligations at the address for the Beneficiary set out herein (or to such other address as the Beneficiary or other holder of the Obligations may have designated by notice given as above provided to Grantors and such other debtors).  Any such notice or change of address of Grantors or other debtors or of the Beneficiary or of other holder of the Obligations shall be effective upon receipt.  Grantors authorize and empower the Trustee to sell the Collateral in lots or parcels or in its entirety as the Trustee shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto, and the title of such purchaser or purchasers when so made by the Trustee, Grantors bind themselves to warrant and forever defend, subject to Permitted Liens and the paramount ownership of the State of Alaska as to any State Mining Claims.  Where portions of the Collateral lie in different counties, sales in such counties may be conducted in any order that the Trustee may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustee may deem expedient.

ARTICLE 7 - BENEFICIARY’S RIGHTS AS TO PERSONALTY AND FIXTURE COLLATERAL UPON DEFAULT

Section 7.1 Personalty Collateral.  Upon the occurrence of an Event of Default, the Beneficiary may, without notice to Grantors, exercise its rights to declare all of the Obligations to be immediately due and payable, in which case the Beneficiary will have all rights and remedies granted by law, and particularly by the UCC, including, but not limited to, the right to take possession of any and all Collateral constituting personal property (the “Personalty Collateral”), and for this purpose the Beneficiary may enter upon any premises on which any or all of the Personalty Collateral is situated and take possession of and operate the Personalty Collateral or remove it therefrom.  The Beneficiary may require Grantors to assemble the Personalty Collateral and make it available to the Beneficiary or the Trustee at a place to be designated by Beneficiary which is reasonably convenient to all parties.  Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Beneficiary will give Grantors reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made.  This requirement of sending reasonable notice will be met if the notice is mailed, postage prepaid, to Grantors at the address designated above at least ten (10) days before the time of the sale or disposition.

Section 7.2 Sale with Realty Collateral.  In the event of foreclosure, whether judicial or non-judicial, at the Beneficiary’s option it may proceed under the Uniform Commercial Code as to the Personalty Collateral or it may proceed as to both Personalty Collateral and Collateral constituting real property in accordance with its rights and remedies in respect of the Collateral constituting real property.

Section 7.3 Private Sale.  If the Beneficiary in good faith believes that any state or federal law prohibits or restricts the customary manner of sale or distribution of any of the Personalty Collateral, or if the Beneficiary determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, the Beneficiary may sell or may cause the Trustee to sell such property privately or in any other manner it deems advisable at such price or prices as it determines in its sole discretion and without any liability whatsoever to Grantors in connection therewith.  Grantors recognize and agree that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by the Beneficiary may result in a lower sales price than if the sale were otherwise held.

ARTICLE 8 - OTHER PROVISIONS CONCERNING FORECLOSURE

Section 8.1 Possession and Delivery of Collateral.  It shall not be necessary for the Beneficiary or the Trustee to have physically present or constructively in its possession any of the Collateral at any foreclosure sale, and Grantors shall deliver to the purchasers at such sale on the date of sale the Collateral purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Collateral, then the title and right of possession to the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

Section 8.2 Beneficiary as Purchaser.  The Beneficiary will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net proceeds of sale.  If Beneficiary is the successful bidder at such sale and upon compliance with the terms of any sale, the Beneficiary may hold, retain, possess and dispose of such property in its own absolute right without further accountability, subject to any applicable rights of redemption, if any.

Section 8.3 Recitals Conclusive; Warranty Deed; Ratification.  Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations or advertisement and conduct of the sale in the manner provided herein, and appointment of any successor Trustee hereunder.  Grantors ratify and confirm all legal acts that Beneficiary and/or Trustee may do in carrying out the provisions of this instrument.

Section 8.4 Effect of Sale.  Subject to any applicable rights of redemption, if any, any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Grantors in and to the premises and the property sold, and will be a perpetual bar, both at law and in equity, against Grantors, Grantors’ successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Grantors, or Grantors’ successors or assigns.  Subject to applicable rights of redemption under applicable law, the purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased; and if any Grantor retains possession of the Collateral, or any part thereof, subsequent to sale, such Grantor will be considered a tenant at sufferance of the purchaser or purchasers, and if such Grantor remains in such possession after demand of the purchaser or purchasers to remove, such Grantor will be guilty of unlawful detainer and will be subject to eviction and removal, forcible or otherwise, and Grantors hereby waive and release any right to damages arising out of such removal.

Section 8.5 Application of Proceeds.  The proceeds of any sale of the Collateral or any part thereof will be applied as follows:

(a) first, to the payment of all out of pocket expenses incurred by the Trustee and Beneficiary in connection therewith, including, without limiting the generality of the foregoing, court costs, legal fees and expenses, fees of accountants, engineers, consultants, agents or managers and expenses of any entry or taking of possession, holding, valuing, preparing for sale, advertising, selling and conveying;

(b) second, to the payment of the Obligations; and

(c) third, any surplus thereafter remaining to Grantors or Grantors’ successors or assigns, as their interests may be established to Beneficiary’s reasonable satisfaction.

Section 8.6 Deficiency.  Subject to applicable law, Grantors will remain liable for any deficiency owing to the Beneficiary after application of the net proceeds of any foreclosure sale.

Section 8.7  Grantors’ Waiver of Appraisement, Marshaling, Etc.  Grantors agree that Grantors will not at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court of competent jurisdiction.  Grantors, for themselves and all who may claim through or under them, hereby waives the benefit of all such laws and to the extent that Grantors may lawfully do so under applicable state law, waive any and all right to have the Collateral marshaled upon any foreclosure of the lien hereof or sold in inverse order of alienation and, Grantors agree that the Collateral may be sold as an entirety.

ARTICLE 9 -MISCELLANEOUS

Section 9.1 Recording and Filing.  Grantors shall pay all costs of filing, registering and recording this and every other instrument in addition or supplemental hereto and all financing statements the Beneficiary may require, in such offices and places and at such times and as often as may be, in the judgment of the Beneficiary, necessary to preserve, protect and renew the lien and security interest herein created as a first lien and prior security interest on and in the Collateral and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States or of any other competent authority for the purpose of effectively creating, maintaining and preserving the lien and security interest created herein and on the Collateral and the priority thereof.  Grantors shall also pay the costs of obtaining reports from appropriate filing officers concerning financing statement filings in respect of any of the Collateral in which a security interest is granted herein.

Section 9.2 Trustee’s and Beneficiary’s Right to Perform Grantors’ Obligations.  Grantors agree that, upon the occurrence of an Event of Default, the Beneficiary or the Trustee or any receiver appointed hereunder may, but shall not be obligated to, perform or cause to be performed such act causing such Event of Default, and any expense incurred by the Beneficiary or the Trustee in so doing shall be a demand obligation owing by Grantors to the Beneficiary, shall bear interest at the rate set forth in the Pledge Agreement or the maximum rate permitted by applicable law, whichever is greater, until paid and shall be a part of the Obligations, and the Beneficiary, the Trustee or any receiver shall be subrogated to all of the rights of the party receiving the benefit of such performance.  The undertaking of such performance by the Beneficiary, the Trustee or any receiver as aforesaid shall not obligate such person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve Grantors from the observance or performance of any covenant, warranty or agreement contained in this instrument or constitute a waiver of default hereunder and shall not affect the right of the Beneficiary to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights or remedies hereunder or under applicable law.  In the event the Beneficiary, the Trustee or any receiver appointed hereunder undertakes any such action, no such party shall have any liability to any Grantor.

Section 9.3 Discharge of Purchaser.  Upon any sale made under the powers of sale herein granted and conferred, the receipt of Beneficiary will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Beneficiary, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication or nonapplication thereof.

Section 9.4 Indebtedness of Obligations Absolute.  Nothing herein contained shall be construed as limiting the Beneficiary to the collection of any indebtedness of Grantors to the Beneficiary only out of the income, revenue, rents, issues and profits from the Collateral or as obligating the Beneficiary to delay or withhold action upon any default which may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby.  It is expressly understood between the Beneficiary and Grantors that any indebtedness of Grantors to the Beneficiary secured hereby shall constitute an absolute, unconditional obligation of Grantors to pay as provided herein or therein in accordance with the terms of the instrument evidencing such indebtedness in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

Section 9.5 Defense of Claims.  The Trustee will promptly notify Grantors and the Beneficiary in writing of the commencement of any legal proceedings affecting Beneficiary’s or Trustee’s interest in the Collateral, or any part thereof, and shall take such action, employing attorneys acceptable to the Beneficiary (acting reasonably), as may be necessary to preserve the Grantors’, the Trustee’s and the Beneficiary’s rights affected thereby; and should Grantors fail or refuse to take any such action, the Trustee or the Beneficiary may take the action on behalf of and in the name of Grantors and at Grantors’ expense.  Moreover, the Beneficiary or the Trustee on behalf of Beneficiary may take independent action in connection therewith as they may in their discretion deem proper, and Grantors hereby agree to make reimbursement for all sums advanced and all expenses incurred in such actions plus interest at the rate set forth in the Pledge Agreement or the maximum rate permitted by applicable law, whichever is greater.

Section 9.6 Termination and Reconveyance.  If all the Obligations are irrevocably and finally paid in full, the covenants herein contained are well and truly performed, and the Pledge Agreement is terminated and no longer in effect, and if Grantors and the Beneficiary intend at such time that this instrument not secure any obligation of Grantors thereafter arising, then the Beneficiary shall, at Grantors’ cost and expense, deliver or cause to be delivered to Grantors proper instruments executed by the Trustee evidencing the reconveyance of this instrument.  Until such delivery, this instrument shall remain and continue in full force and effect.  All indemnifications provided by Grantors for the benefit of the Trustee and/or the Beneficiary shall survive any release, termination or reconveyance of this Deed of Trust and shall remain in full force and effect.

Section 9.7 Renewals, Amendments and Other Security.  Renewals, restatements, replacements and extensions of the Obligations may be given at any time, amendments may be made to the agreements with third parties relating to any part of the Obligations or the Collateral, and the Beneficiary or the Trustee may take or hold other security for the Obligations without notice to or consent of Grantors.  The Trustee or the Beneficiary may resort first to other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action will not be a waiver of any rights conferred by this instrument.

Section 9.8 Successor Trustees.  The Trustee may resign in writing addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed by Beneficiary.  In case of the resignation or removal of the Trustee, a successor Trustee may be appointed by Beneficiary by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than an appointment and designation in writing.  Any appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited.  Upon the making of any appointment and designation, all the estate and title of the Trustee in all of the Collateral will vest in the named successor Trustee, and the successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee.  All references herein to the Trustee will be deemed to refer to the Trustee from time to time acting hereunder.

Section 9.9 Limitations on Interest.  No provision of the Pledge Agreement, this Deed of Trust, or other instrument constituting or evidencing any of the Obligations or any other agreement between the parties shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate which Grantors may agree to pay under applicable laws.  The intention of the parties being to conform strictly to applicable usury laws now in force, the interest on the principal amount of the Pledge Agreement and the interest on other amounts due under and/or secured by this instrument shall be held to be subject to reduction to the amount allowed under said applicable usury laws as now or hereafter construed by the courts having jurisdiction, and any excess interest paid—when considering the Obligations as a whole—shall first be applied to principal then outstanding under the Obligations, with any remainder credited to Grantors as applicable.

Section 9.10 Effect of Instrument.  This instrument shall be deemed and construed to be, and may be enforced as, an assignment, chattel mortgage or security agreement, common law pledge, contract, deed of trust, financing statement, and as any one or more of them if appropriate under applicable state law.  This instrument shall be effective as a financing statement covering minerals, As-Extracted Collateral or the like and accounts subject to Article 9 of the UCC as enacted in the appropriate jurisdiction and is to be filed for record in the Office of the County Recorder or other appropriate office of each county where any part of the Collateral is situated.  A carbon, photographic, or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

Section 9.11 Unenforceable or Inapplicable Provisions.  If any provision hereof or of any of the written instruments constituting part or all of the Obligations is invalid or unenforceable in any jurisdiction, whether with respect to all parties hereto or with respect to less than all of such parties, the other provisions hereof and of the written instruments will remain in full force and effect in that jurisdiction with respect to the parties as to which such provision is valid and enforceable, and the remaining provisions hereof will be liberally construed in favor of Beneficiary in order to carry out the provisions hereof.  The invalidity of any provision of this instrument in any jurisdiction will not affect the validity or enforceability of any provision in any other jurisdiction.

Section 9.12 Rights Cumulative.

(a) Each and every right, power and remedy given to the Beneficiary herein or in any other written instrument relating to the Obligations will be cumulative and not exclusive; and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Beneficiary, and the exercise, or the beginning of the exercise, of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  No waiver, delay, omission, or forbearance by the Beneficiary of any right, power or remedy hereunder or under applicable law on any occasion will act as, or shall be deemed to be, a bar to the exercise of any right, power or remedy on any subsequent occasion or shall otherwise exhaust or impair any such right, power or remedy or shall be deemed to waive any Event of Default or to constitute acquiescence.  Every right, power and remedy given to the Trustee or the Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary.

(b) No failure on the part of the Beneficiary to exercise, no course of dealing with respect to, and no delay on the part of the Beneficiary in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

(c) In the event that the Beneficiary shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Deed of Trust or any other documents executed in connection with the Obligations by foreclosure, sale, entry or otherwise, and such proceeding shall have been halted, discontinued, delayed or abandoned for any reason, then and in every such case, the Grantors and the Beneficiary shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies, privileges and powers of the Beneficiary shall continue as if no such proceeding had been instituted.

Section 9.13 Non-Waiver.  No act, delay, omission or course of dealing between the Beneficiary and Grantors will be a waiver of any of the Beneficiary’s rights or remedies hereunder or under applicable law.  No waiver, change or modification in whole or in part of this instrument or any other written instrument will be effective unless in a writing signed by the Beneficiary.

Section 9.14 Beneficiary’s Expenses.  Grantors agree to pay in full all reasonable costs and expenses, including attorneys’ fees, of the Beneficiary or the Trustee which may have been or may be incurred by the Beneficiary or the Trustee in connection with the collection of the Obligations and the enforcement of any of Grantors’ obligations hereunder and under any documents executed in connection with the Obligations.

Section 9.15 Indemnification.  In addition to any other indemnifications or similar obligations contained in this instrument or elsewhere, Grantors hereby indemnify, save and hold harmless, and agree to defend, the Beneficiary and the Trustee, their respective successors and assigns, their respective affiliates and their respective directors, partners, managers, principals, officers, employees, agents, consultants and representatives (each, an “Indemnified Party”) from, and no such Indemnified Party shall be liable for, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, fines, suits, costs, charges, claims, taxes, fees, expenses, payments or disbursements of any kind whatsoever, including attorneys’ fees and expenses (collectively “Losses”) which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred or suffered by or asserted or claimed against any Indemnified Party in any way relating to, arising out of or resulting from: (a) this Deed of Trust, the Pledge Agreement, or any instrument contemplated by or referred to herein or therein (including exercise by the Beneficiary or the Trustee of any right, power or remedy conferred upon it by this instrument or any other instrument pertaining hereto, or from the attempt or failure of the Beneficiary or the Trustee to exercise any such right, power or remedy); (b) the transactions contemplated hereby or by the Pledge Agreement; (c) any act or omission of Grantors; (d) the ownership, management, administration, development, operation, use, reclamation or condition of the Lands, the other Collateral, the Mine or any other property; (e) any actual or alleged presence or release of hazardous materials on, in or from any property owned or operated by Grantors, including the Lands or any portion of the Mine, or any environmental liability related in any way to Grantors or any Related Party, or any breach or violation of, or alleged breach or violation of, any environmental law by Grantors or any Related Party; and (f) the business, operations, activities, decisions or actions of Grantors.  Notwithstanding any provision hereof to the contrary, the foregoing indemnity shall in all respects survive, continue and remain in full force and effect even though all Obligations, indebtedness and other sums secured hereby may be fully paid and the lien of this instrument released.

Section 9.16 Partial Releases.  In the event Grantors sell for monetary consideration or otherwise any portion of the Collateral, in compliance with and as permitted by the Pledge Agreement or this Deed of Trust, and upon delivery of the proceeds of such sale to Beneficiary for application toward the Obligations, the Beneficiary shall cause the Trustee to release the lien of this instrument with respect to the portion sold, at the reasonable request of Grantors, at Grantors’ cost and expense.  No release from the lien of this instrument of any part of the Collateral by Beneficiary shall in anywise alter, vary or diminish the force, effect or lien of this instrument on the balance or remainder of the Collateral.

Section 9.17 Subrogation.  This instrument is made with full substitution and subrogation of Beneficiary and Trustee in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

Section 9.18 Notice.  All notices and deliveries of information hereunder shall be deemed to have been duly given if actually delivered or mailed by registered or certified mail, postage prepaid, addressed to the parties hereto at the addresses set forth above on page 1; if by mail, then as of the date of such mailing.  Each party may, by written notice so delivered to the others, change the address to which delivery shall thereafter be made.

Section 9.19 Successors.  This instrument shall bind and inure to the benefit of the respective successors and assigns of the parties.

Section 9.20 Interpretation.

(a) Article and section headings used in this instrument are intended for convenience only and shall be given no significance whatever in interpreting and construing the provisions of this instrument.

(b) As used in this instrument, “Beneficiary” and “Trustee” include their respective successors and assigns.  Unless context otherwise requires, words in the singular number include the plural and in the plural number include the singular.  Words of the masculine gender include the feminine and neuter gender and words of the neuter gender may refer to any gender.

(c) Any reference to Grantors, any Grantor, a Grantor, the Grantor or other language referencing the Grantors, whether collectively or individually, shall be interpreted to refer to the Grantors, each Grantor, or an individual Grantor, as applicable, so as to maximize and preserve all rights of Beneficiary and Trustee under this Deed of Trust, the Pledge Agreement and the Obligations.  Reference to Grantors in lieu of a particular Grantor or each respective Grantor, or vis-a-versa, is not intended to, nor shall it be interpreted as, in any way limiting or affecting the rights of Beneficiary and Trustee hereunder.

Section 9.21 Counterparts.  This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that to facilitate recordation, in particular counterparts hereof, portions of Exhibit A hereto which describe properties situated in counties other than the county in which the counterpart is to be recorded may be omitted.

Section 9.22 Survival of Representations and Warranties  All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Deed of Trust and the advance of any amounts or credit facilities in connection with the Pledge Agreement.

Section 9.23 Rights Absolute.  All rights of the Trustee and the Beneficiary and the deed of trust, pledge, assignment, charge and security interest hereunder, and all obligations of the Grantors hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Pledge Agreement or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the same, including, without limitation, any increase in the Obligations;

(c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, surety or support agreement for all or any of the Obligations;

(d)any manner of application of collateral or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of any principal, guarantor or surety;

(e) any change, restructuring or termination of the corporate or company structure or existence of Grantors or any affiliate thereof; and

(f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Grantors or any affiliate of Grantors, any other Person liable for the Obligations or a third party guarantor or grantor of a security interest.

Section 9.24 Joint and Several Liability. Grantors and any guarantor of the Obligations are engaged in related businesses and are integrated to such an extent that the financial strength and flexibility of each such party has a direct, tangible and immediate impact on the success of the other parties.  Grantors have and will continue to derive substantial and immediate direct and indirect benefit from the Pledge Agreement, Obligations, and the transactions entered into in connection therewith.  Grantors expressly waive any right to revoke, terminate or suspend this Deed of Trust and acknowledges that they entered into the Pledge Agreement and this Deed of Trust in contemplation of the benefits that they would receive by the same.

Section 9.25 Entire Agreement; Exhibits The Exhibits to this Deed of Trust form an integral part of this Deed of Trust and are incorporated herein by reference and expressly made a part hereof.  This Deed of Trust constitutes the entire agreement among the parties with respect to the subject matter hereof, superseding all prior statements, representations, discussions, agreements and understandings, oral or written, relating to such subject matter, including all term sheets and commitment letters.

Section 9.26 No Obligation to Advance.  Grantors confirm that value has been given by the Beneficiary to Grantors, that Grantors have rights in the Collateral existing at the date of this Deed of Trust, and that Grantors and the Beneficiary have not agreed to postpone the time for attachment of the security interest granted hereby to any of the Collateral.  The security interest created by this Deed of Trust shall have effect and be deemed to be effective whether or not the Obligations or any part thereof are owing or in existence before or after or upon the date of this Deed of Trust.  Neither the execution and delivery of this Deed of Trust, nor the provision of any financial accommodation by Beneficiary, shall oblige Beneficiary to make any financial accommodation or further financial accommodation available to Grantors or any other Person.

Section 9.27 Acknowledgments.  Grantors hereby acknowledge that:

(a) They have been advised by their own legal counsel in the negotiation, preparation, execution and delivery of this Deed of Trust and the Pledge Agreement;

(b) this Deed of Trust and the Pledge Agreement shall not be construed  against any party or more favorably in favor of any party based upon which party drafted the same, it being agreed and acknowledged that all parties contributed substantially to the negotiation and preparation of this Deed of Trust and the Pledge Agreement;

(c) the Beneficiary has no fiduciary relationship with or duty to Grantors or any Related Party arising out of or in connection with this Deed of Trust or any other agreement, arrangement, Instrument or investment, and the relationship between the Beneficiary and the Grantors and any Related Party in connection herewith is solely that of debtor and creditor;

(d) No joint venture, partnership, mining partnership, agency relationship or fiduciary duty, and no joint venture, partnership, mining partnership, agency relationship or fiduciary duty exists, or shall be deemed to exist, between Beneficiary and Grantors or any Related Party;

(e) Beneficiary is and has been acting solely as a principal, and Beneficiary has not been, is not, and will not be, acting as an advisor, agent or fiduciary for Grantors or any Related Party;

(f) Beneficiary may be engaged in a broad range of transactions that involve interests that differ from those of Grantors, any Related Party and their affiliates, and Beneficiary has no obligation to disclose any such interests to Grantors, any Related Party or their affiliates; and

(g) no Related Party will claim that the Beneficiary has rendered advisory services of any nature or with respect to, or owes a fiduciary or similar duty to, any Related Party in connection with this Deed of Trust, the Pledge Agreement or otherwise.

Section 9.28 [Intentionally Omitted]

Section 9.29 Governing Law.  This Deed of Trust shall be governed by the laws of the State of Alaska.

Section 9.30 WAIVER OF JURY TRIAL.  GRANTORS HEREBY (a) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GRANTORS MAY BE PARTY, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS DEED OF TRUST AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES.  IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS DEED OF TRUST.  THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GRANTORS AND GRANTORS HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  TRUSTEE AND BENEFICIARY ARE EACH HEREBY AUTHORIZED TO SUBMIT THIS DEED OF TRUST TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY.  GRANTORS REPRESENT AND WARRANT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS DEED OF TRUST AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND/OR THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

Section 9.31Submission to Jurisdiction; Venue; Service.

(a) Grantors irrevocably and unconditionally submit, for themselves and their property, to the nonexclusive jurisdiction of the federal and state courts of the State of Alaska, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Deed of Trust, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Deed of Trust shall affect any right that the Beneficiary may otherwise have to bring any action or proceeding relating to this Deed of Trust against any Related Party or its properties in the courts of any other jurisdiction.  Nothing in this Deed of Trust shall impact the ability of Beneficiary or its affiliates to enforce any of the Obligations in any jurisdiction selected in the documents governing the same.

(b) Grantors irrevocably and unconditionally waive to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Deed of Trust in any court referred to in this Section 9.31. Grantors hereby irrevocably waive, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Grantors hereto irrevocably consent to service of process to the address set forth in the preamble hereto.  Nothing in this Deed of Trust will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

Section 9.32 Maturity.  The maturity of this instrument, for purposes of AS 34 20.150 or any similar statute, shall occur upon the full satisfaction of all indebtedness and other obligations secured by this instrument, or fifty (50) years from the execution of this instrument, whichever is earlier.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Deed of Trust has been duly and validly executed and delivered by Grantors as of the date first written above.

GRANTORS:

**WestMountain Gold, Inc.**

By:____________________________
Name: Gregory Schifrin
Title: President & CEO

STATE OF Idaho )
) ss.
COUNTY OF Bonner )

This instrument was acknowledged before me on [*], 2017, by Gregory Schifrin as President + CEO of WestMountain Gold, Inc., a Colorado corporation.

Cassandra M. Meyer NOTARY PUBLIC STATE OF IDAHO

[Seal]

(Signature of Notarial Officer)

**Terra Gold Corp.**

By:____________________________
Name: Gregory Schifrin
Title: President

STATE OF Idaho )
) ss.
COUNTY OF Bonner )

This instrument was acknowledged before me on [*], 2017, by Gregory Schifrin as President of Terra Gold Corp., an Alaska corporation.

Cassandra M. Meyer NOTARY PUBLIC STATE OF IDAHO

[Seal]

(Signature of Notarial Officer)

{00645314.DOCX; 8}

*[Signature Page to Deed of Trust]*

34 of 46

2017-000036-0

eRecorded Document

Exhibit A

To

Deed of Trust, Security Agreement, Assignment of Production,

Rents and Leasehold Interests, Financing Statement and Fixture Filing

From WestMountain Gold, Inc. and Terra Gold Corp., as Grantors, to Fidelity Title Company, as the Trustee, and BOCO Investments, LLC, as Beneficiary

Grantor Real Property

The following real property interests located in Mt. McKinley Recording District, Fourth Judicial District Alaska:

1.  Owned Real Property

See Schedule 1 hereto.

2.  Leased Real Property

Lease, dated March 22, 2005, between Ben Porterfield and AngloGold Ashanti (USA) Exploration Inc. as subsequently assigned to TGC for the following State Mining Claims:

See Schedule 2 hereto.

SCHEDULE  1 to EXHIBIT A

State of Alaska Mining Locations

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TX 01	9-Aug-2004	2004-000282-0	645778	S20N025W 36
TX02	9-Aug-2004	2004-000283-0	645779	Sl9N025W 01
TX03	9-Aug-2004	2004-000284-0	645780	Sl9N025W 01
TX04	9-Aug-2004	2004-000285-0	645781	Sl9N025W 12
TX05	9-Aug-2004	2004-000286-0	645782	Sl9N025W 12
TX06	9-Aug-2004	2004-000287-0	645783	S20N024W30
TX07	9-Aug-2004	2004-000288-0	645784	Sl9N024W 06
TX08	9-Aug-2004	2004-000289-0	645785	Sl9N024W 07
TX09	9-Aug-2004	2004-000290-0	645786	Sl9N024W 07
TX 10	9-Aug-2004	2004-000291-0	645787	Sl9N024W 18
TX 11	9-Aug-2004	2004-000292-0	645788	S20N024W 30
TX 12	9-Aug-2004	2004-000293-0	645789	S20N024W 31
TX 13	9-Aug-2004	2004-000294-0	645790	S20N024W 31
TX 14	9-Aug-2004	2004-000295-0	645791	Sl9N024W 06
TX 15	9-Aug-2004	2004-000296-0	645792	Sl9N024W 06
TX 16	9-Aug-2004	2004-000297-0	645793	Sl9N024W 07
TX 17	9-Aug-2004	2004-000298-0	645794	Sl9N024W 07
TX 18	9-Aug-2004	2004-000299-0	645795	Sl9N024W 18
TX 19	9-Aug-2004	2004-000300-0	645796	S20N024W 32
TX20	9-Aug-2004	2004-000301-0	645797	Sl9N024W 05
TX21	9-Aug-2004	2004-000302-0	645798	Sl9N024W 05
TX22	9-Aug-2004	2004-000303-0	645799	Sl9N024W 08
TX23	9-Aug-2004	2004-000304-0	645800	Sl9N024W 05
TX24	9-Aug-2004	2004-000305-0	645801	Sl9N024W 05
TX25	9-Aug-2004	2004-000306-0	645802	Sl9N024W 08
TX26	9-Aug-2004	2004-000307-0	645803	Sl9N024W 08
TX27	9-Aug-2004	2004-000308-0	645804	Sl9N024W 17
TX28	8-Mar-2005	2005-000023-0	648390	S20N024W29
TX29	5-Mar-2005	2005-000024-0	648391	S20N024W30
TX30	8-Mar-2005	2005-000025-0	648392	S20N025W 36
TX- 31	13-Apr-2005	2005-000119-0	649367	S20N025W 15
TX-32	13-Apr-2005	2005-000120-0	649368	S20N025W 14
TX- 33	13-Apr-2005	2005-000121-0	649369	S20N025W 14
TX-34	13-Apr-2005	2005-000122-0	649370	S20N025W 13
TX- 35	13-Apr-2005	2005-000123-0	649371	S20N025W 13
TX-36	13-Apr-2005	2005-000124-0	649372	S20N024W 18
TX-37	13-Apr-2005	2005-000125-0	649373	S20N024W 18
TX- 38	13-Apr-2005	2005-000126-0	649374	S20N025W 15
TX-39	13-Apr-2005	2005-000127-0	649375	S20N025W 14
TX-40	13-Apr-2005	2005-000128-0	649376	S20N025W 14

Schedule 1 to EXHIBITA- Page1

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TX-41	13-Apr-2005	2005-000129-0	649377	S20N025W 13
TX-42	13-Apr-2005	2005-000130-0	649378	S20N025W 13
TX-43	13-Apr-2005	2005-000131-0	649379	S20N024W 18
TX-44	13-Apr-2005	2005-000132-0	649380	S20N024W 18
TX-45	13-Apr-2005	2005-000133-0	649381	S20N025W22
TX-46	13-Apr-2005	2005-000134-0	649382	S20N025W 23
TX-47	13-Apr-2005	2005-000135-0	649383	S20N025W 23
TX-48	13-Apr-2005	2005-000136-0	649384	S20N025W24
TX-49	13-Apr-2005	2005-000137-0	649385	S20N025W24
TX-50	13-Apr-2005	2005-000138-0	649386	S20N024W 19
TX- 51	13-Apr-2005	2005-000139-0	649387	S20N024W 19
TX-52	13-Apr-2005	2005-000140-0	649388	S20N025W22
TX- 53	13-Apr-2005	2005-000141-0	649389	S20N025W 23
TX-54	13-Apr-2005	2005-000142-0	649390	S20N025W 23
TX- 55	13-Apr-2005	2005-000143-0	649391	S20N025W24
TX-56	13-Apr-2005	2005-000144-0	649392	S20N025W24
TX-57	13-Apr-2005	2005-000145-0	649393	S20N024W 19
TX- 58	13-Apr-2005	2005-000146-0	649394	S20N024W 19
TX-59	13-Apr-2005	2005-000147-0	649395	S20N025W27
TX-60	13-Apr-2005	2005-000148-0	649396	S20N025W26
TX- 61	13-Apr-2005	2005-000149-0	649397	S20N025W26
TX-62	13-Apr-2005	2005-000150-0	649398	S20N025W 25
TX-63	13-Apr-2005	2005-000151-0	649399	S20N025W 25
TX-64	13-Apr-2005	2005-000152-0	649400	S20N024W30
TX-65	13-Apr-2005	2005-000153-0	649401	S20N025W27
TX-66	13-Apr-2005	2005-000154-0	649402	S20N025W26
TX-67	13-Apr-2005	2005-000155-0	649403	S20N025W26
TX-68	13-Apr-2005	2005-000156-0	649404	S20N025W 25
TX-69	13-Apr-2005	2005-000157-0	649405	S20N025W 25
TX-70	13-Apr-2005	2005-000158-0	649406	S20N025W 35
TX- 71	13-Apr-2005	2005-000159-0	649407	S20N025W 35
TX-72	13-Apr-2005	2005-000160-0	649408	S20N025W 36
TX-73	13-Apr-2005	2005-000161-0	649409	S20N025W 35
TX-74	13-Apr-2005	2005-000162-0	649410	S20N025W 35
TX-75	13-Apr-2005	2005-000163-0	649411	S20N025W 36
TX-76	13-Apr-2005	2005-000164-0	649412	S20N024W29
TX-77	13-Apr-2005	2005-000165-0	649413	S20N024W29
TX-78	13-Apr-2005	2005-000166-0	649414	S20N024W29
TX-79	13-Apr-2005	2005-000167-0	649415	S20N024W28
TX- 80	13-Apr-2005	2005-000168-0	649416	S20N024W28
TX- 81	13-Apr-2005	2005-000169-0	649417	S20N024W27
TX- 82	13-Apr-2005	2005-000170-0	649418	S20N024W27
TX- 83	13-Apr-2005	2005-000171-0	649419	S20N024W32
TX- 84	13-Apr-2005	2005-000172-0	649420	S20N024W32

Schedule1to EXHIBITA- Page2

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TX- 85	13-Apr-2005	2005-000173-0	649421	S20N024W 33
TX- 86	13-Apr-2005	2005-000174-0	649422	S20N024W 33
TX- 87	13-Apr-2005	2005-000175-0	649423	S20N024W34
TX- 88	13-Apr-2005	2005-000176-0	649424	S20N024W34
TX- 89	13-Apr-2005	2005-000177-0	649425	S20N024W32
TX-90	13-Apr-2005	2005-000178-0	649426	S20N024W 33
TX- 91	13-Apr-2005	2005-000179-0	649427	S20N024W 33
TX-92	13-Apr-2005	2005-000180-0	649428	S20N024W34
TX-93	13-Apr-2005	2005-000181-0	649429	S20N024W34
TX-94	13-Apr-2005	2005-000182-0	649430	Sl9N024W 04
TX-95	13-Apr-2005	2005-000183-0	649431	Sl9N024W 04
TX-96	13-Apr-2005	2005-000184-0	649432	Sl9N024W 03
TX-97	13-Apr-2005	2005-000185-0	649433	Sl9N024W 03
TX-98	13-Apr-2005	2005-000186-0	649434	Sl9N024W 04
TX-99	13-Apr-2005	2005-000187-0	649435	Sl9N024W 04
TX-100	13-Apr-2005	2005-000188-0	649436	Sl9N024W 03
TX-101	13-Apr-2005	2005-000189-0	649437	Sl9N024W 03
TX-102	13-Apr-2005	2005-000190-0	649438	Sl9N024W 09
TX-103	13-Apr-2005	2005-000191-0	649439	Sl9N024W 09
TX-104	13-Apr-2005	2005-000192-0	649440	Sl9N024W 10
TX-105	13-Apr-2005	2005-000193-0	649441	Sl9N024W 10
TX-106	13-Apr-2005	2005-000194-0	649442	Sl9N024W 09
TX-107	13-Apr-2005	2005-000195-0	649443	Sl9N024W 09
TX-108	13-Apr-2005	2005-000196-0	649444	Sl9N024W 10
TX-109	13-Apr-2005	2005-000197-0	649445	Sl9N024W 10
TX-llO	13-Apr-2005	2005-000198-0	649446	Sl9N024W 16
TX-lll	13-Apr-2005	2005-000199-0	649447	Sl9N024W 16
TX-ll2	13-Apr-2005	2005-000200-0	649448	Sl9N024W 15
TX-113	13-Apr-2005	2005-000201-0	649449	Sl9N024W 15
TX-ll4	13-Apr-2005	2005-000202-0	649450	Sl9N024W 18
TX-ll5	13-Apr-2005	2005-000203-0	649451	Sl9N024W 18
TX-ll6	13-Apr-2005	2005-000204-0	649452	Sl9N024W 17
TX-ll7	13-Apr-2005	2005-000205-0	649453	Sl9N024W 17
TX-ll8	13-Apr-2005	2005-000206-0	649454	Sl9N024W 16
TX-ll9	13-Apr-2005	2005-000207-0	649455	Sl9N024W 16
TX-120	13-Apr-2005	2005-000208-0	649456	Sl9N024W 15
TX-121	13-Apr-2005	2005-000209-0	649457	Sl9N024W 15
TX-122	13-Apr-2005	2005-000210-0	649458	Sl9N024W 19
TX-123	13-Apr-2005	2005-000211-0	649459	Sl9N024W 19
TX-124	13-Apr-2005	2005-000212-0	649460	Sl9N024W 20
TX-125	13-Apr-2005	2005-000213-0	649461	Sl9N024W 20
TX-126	13-Apr-2005	2005-000214-0	649462	Sl9N024W 21
TX-127	13-Apr-2005	2005-000215-0	649463	Sl9N024W 21
TX-128	13-Apr-2005	2005-000216-0	649464	Sl9N024W 22

Schedule1to EXHIBITA- Page3

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TX-129	13-Apr-2005	2005-000217-0	649465	Sl9N024W 22
TX-130	13-Apr-2005	2005-000218-0	649466	Sl9N024W 19
TX-131	13-Apr-2005	2005-000219-0	649467	Sl9N024W 19
TX-132	13-Apr-2005	2005-000220-0	649468	Sl9N024W 20
TX-133	13-Apr-2005	2005-000221-0	649469	Sl9N024W 20
TX-134	13-Apr-2005	2005-000222-0	649470	Sl9N024W 21
TX-135	13-Apr-2005	2005-000223-0	649471	Sl9N024W 21
TX-136	13-Apr-2005	2005-000224-0	649472	Sl9N024W 22
TX-137	13-Apr-2005	2005-000225-0	649473	Sl9N024W 22
TX-138	13-Apr-2005	2005-000226-0	649474	Sl9N024W 28
TX-139	13-Apr-2005	2005-000227-0	649475	Sl9N024W 28
TX-140	13-Apr-2005	2005-000228-0	649476	Sl9N024W 27
TX-141	13-Apr-2005	2005-000229-0	649477	Sl9N024W 27
TR-142	3-0ct-2005	2005-000376-0	651073	Sl9N024W 30
TR-143	3-0ct-2005	2005-000377-0	651074	Sl9N024W 30
TR-144	3-0ct-2005	2005-000378-0	651075	Sl9N024W 29
TR-145	3-0ct-2005	2005-000379-0	651076	Sl9N024W 29
TR-146	3-0ct-2005	2005-000380-0	651077	Sl9N024W 30
TR-147	3-0ct-2005	2005-000381-0	651078	Sl9N024W 30
TR-148	3-0ct-2005	2005-000382-0	651079	Sl9N024W 29
TR-149	3-0ct-2005	2005-000383-0	651080	Sl9N024W 29
TR-150	3-0ct-2005	2005-000384-0	651081	S20N024W20
TR-151	3-0ct-2005	2005-000385-0	651082	S21N024W 20
TR-152	3-0ct-2005	2005-000386-0	651083	S22N024W 21
TR-153	3-0ct-2005	2005-000387-0	651084	S23N024W 21
TR-154	3-0ct-2005	2005-000388-0	651085	S20N024W22
TR-155	3-0ct-2005	2005-000389-0	651086	S20N024W22
TR-156	3-0ct-2005	2005-000390-0	651087	S20N024W23
TR-157	3-0ct-2005	2005-000391-0	651088	S20N024W20
TR-158	3-0ct-2005	2005-000392-0	651089	S20N024W20
TR-159	3-0ct-2005	2005-000393-0	651090	S20N024W 21
TR-160	3-0ct-2005	2005-000394-0	651091	S20N024W 21
TR-161	3-0ct-2005	2005-000395-0	651092	S20N024W22
TR-162	3-0ct-2005	2005-000396-0	651093	S20N024W22
TR-163	3-0ct-2005	2005-000397-0	651094	S20N024W23
TR-164	3-0ct-2005	2005-000398-0	651095	S20N024W28
TR-165	3-0ct-2005	2005-000399-0	651096	S20N024W28
TR-166	3-0ct-2005	2005-000400-0	651097	S20N024W27
TR-167	3-0ct-2005	2005-000401-0	651098	S20N024W27
TR-168	3-0ct-2005	2005-000402-0	651099	S20N024W26
TR-169	3-0ct-2005	2005-000403-0	651100	S20N024W26
TR-170	3-0ct-2005	2005-000404-0	651101	S20N024W 35
TR-171	3-0ct-2005	2005-000405-0	651102	S20N024W 35

Schedule1to EXHIBITA- Page4

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TR-172	3-0ct-2005	2005-000406-0	651103	Sl9N024W 02
TRW 1	17-0ct-2006	2006-000705-0	655924	Sl9N025W 24
TRW 2	17-0ct-2006	2006-000706-0	655925	Sl9N025W 24
TRW 3	17-0ct-2006	2006-000707-0	655926	Sl9N025W 24
TRW 4	17-0ct-2006	2006-000708-0	655927	Sl9N025W 24
TRW 5	17-0ct-2006	2006-000709-0	655928	Sl9N025W 13
TRW 6	17-0ct-2006	2006-000710-0	655929	Sl9N025W 13
TRW 7	17-0ct-2006	2006-000711-0	655930	Sl9N025W 13
TRW 8	17-0ct-2006	2006-000712-0	655931	Sl9N025W 13
TRW 9	17-0ct-2006	2006-000713-0	655932	Sl9N025W 11
TRWlO	17-0ct-2006	2006-000714-0	655933	Sl9N025W 12
TRW 11	17-0ct-2006	2006-000715-0	655934	Sl9N025W 11
TRW12	17-0ct-2006	2006-000716-0	655935	Sl9N025W 12
TRW13	17-0ct-2006	2006-000717-0	655936	Sl9N025W 03
TRW14	17-0ct-2006	2006-000718-0	655937	Sl9N025W 02
TRW15	17-0ct-2006	2006-000719-0	655938	Sl9N025W 02
TRW16	17-0ct-2006	2006-000720-0	655939	Sl9N025W01
TRW17	17-0ct-2006	2006-000721-0	655940	Sl9N025W 03
TRW18	17-0ct-2006	2006-000722-0	655941	Sl9N025W 02
TRW19	17-0ct-2006	2006-000723-0	655942	Sl9N025W 02
TRW20	17-0ct-2006	2006-000724-0	655943	Sl9N025W01
TRW21	17-0ct-2006	2006-000725-0	655944	S20N025W 34
TRW22	17-0ct-2006	2006-000726-0	655945	S20N025W 34
SP1	15-Nov-2007	2007-000817-0	661807	S21N24W 25NE
SP2	15-Nov-2007	2007-000818-0	661808	S21N23W 30NW
SP3	15-Nov-2007	2007-000819-0	661809	S21N23W 30NE
SP4	15-Nov-2007	2007-000820-0	661810	S21N24W 25SE
SP5	15-Nov-2007	2007-000821-0	661811	S21N23W 30SW
SP6	15-Nov-2007	2007-000822-0	661812	S21N23W 30SE
SP7	15-Nov-2007	2007-000823-0	661813	S21NN4W 36NE
SP8	15-Nov-2007	2007-000824-0	661814	S21N23W 31NW
SP9	15-Nov-2007	2007-000825-0	661815	S21N23W 31NE
SP 10	15-Nov-2007	2007-000826-0	661816	S21N24W 36SE
SP 11	15-Nov-2007	2007-000827-0	661817	S21N23W 31SW
SP 12	15-Nov-2007	2007-000828-0	661818	S20N24W2NW
SP 13	15-Nov-2007	2007-000829-0	661819	S20N24W2NE
SP 14	15-Nov-2007	2007-000830-0	661820	S20N24W 3SE
SP 15	15-Nov-2007	2007-000831-0	661821	S20N24W2SW
SP 16	15-Nov-2007	2007-000832-0	661822	S20N24W 2SE
SP 17	15-Nov-2007	2007-000833-0	661823	S20N24W 1ONW
SP 18	15-Nov-2007	2007-000834-0	661824	S20N24W 1ONE
SP 19	15-Nov-2007	2007-000835-0	661825	S20N24W l lNW

Schedule1to EXHIBITA- Page5

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
SP 20	15-Nov-2007	2007-000836-0	661826	S20N24W l lNE
SP 21	15-Nov-2007	2007-000837-0	661827	S20N24W 9SE
SP 22	15-Nov-2007	2007-000838-0	661828	S20N24W 1OSW
SP 23	15-Nov-2007	2007-000839-0	661829	S20N24W 1OSE
SP 24	15-Nov-2007	2007-000840-0	661830	S20N24W 11SW
SP 25	15-Nov-2007	2007-000841-0	661831	S20N24W l lSE
SP 26	15-Nov-2007	2007-000842-0	661832	S20N24W 12SW
SP 27	15-Nov-2007	2007-000843-0	661833	S20N24W l 6NW
SP 28	15-Nov-2007	2007-000844-0	661834	S20N24W l 6NE
SP 29	15-Nov-2007	2007-000845-0	661835	S20N24W 15NW
SP 30	15-Nov-2007	2007-000846-0	661836	S20N24W 15NE
SP 31	15-Nov-2007	2007-000847-0	661837	S20N24W l 4NW
SP 32	15-Nov-2007	2007-000848-0	661838	S20N24W l 4NE
SP 33	15-Nov-2007	2007-000849-0	661839	S20N24W 13NW
SP 34	15-Nov-2007	2007-000850-0	661840	S20N24W 13NE
SP 35	15-Nov-2007	2007-000851-0	661841	S20N23W l 8NW
SP 36	15-Nov-2007	2007-000852-0	661842	S20N23W l 8NE
SP 37	15-Nov-2007	2007-000853-0	661843	S20N24W l 7SE
SP 38	15-Nov-2007	2007-000854-0	661844	S20N24W l 6SW
SP 39	15-Nov-2007	2007-000855-0	661845	S20N24W l 6SE
SP 40	15-Nov-2007	2007-000856-0	661846	S20N23W 18SW
SP 41	15-Nov-2007	2007-000857-0	661847	S20N23W l 8SE
TRS 1	15-Jul-ll	2011-000302-0	708419	S019N24Wl lSW
TRS2	15-Jul-ll	2011-000303-0	708420	S019N24Wl lSE
TRS3	15-Jul-ll	2011-000304-0	708421	SOI9N24Wl4NW
TRS4	15-Jul-ll	2011-000305-0	708422	SOI9N24Wl4NE
TRS5	15-Jul-ll	2011-000306-0	708423	SOl9N24W13NW
TRS6	15-Jul-ll	2011-000307-0	708424	SO l 9N24W13NE
TRS7	15-Jul-ll	2011-000308-0	708425	SOl9N23Wl8NW
TRS 8	15-Jul-ll	2011-000309-0	708426	SO l 9N23Wl 8NE
TRS9	15-Jul-ll	2011-000310-0	708427	S019N23Wl7NW
TRSlO	15-Jul-ll	2011-000311-0	708428	S019N23Wl 7NE
TRS 11	15-Jul-ll	2011-000312-0	708429	SOl9N23Wl6NW
TRS12	15-Jul-ll	2011-000313-0	708430	SO l9N24Wl4SW
TRS 13	15-Jul-ll	2011-000314-0	708431	SOI9N24Wl4SE
TRS14	15-Jul-ll	2011-000315-0	708432	SOI9N24W13SW
TRS 15	15-Jul-ll	2011-000316-0	708433	SOI9N24W13SE
TRS16	15-Jul-ll	2011-000317-0	708434	SOI9N23Wl8SW
TRS17	15-Jul-ll	2011-000318-0	708435	SOI9N23Wl8SE
TRS18	15-Jul-ll	2011-000319-0	708436	S019N23Wl7SW
TRS19	15-Jul-ll	2011-000320-0	708437	S019N23Wl 7SE
TRS20	15-Jul-ll	2011-000321-0	708438	SO l9N23Wl6SW
TRS 21	15-Jul-ll	2011-000322-0	708439	SOl9N24W23NW

Schedule1to EXHIBITA- Page6

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TRS22	15-Jul-ll	2011-000323-0	708440	SOl9N24W23NE
TRS23	15-Jul-ll	2011-000324-0	708441	SOl9N24W24NW
TRS24	15-Jul-ll	2011-000325-0	708442	SO l 9N24W24NE
TRS25	15-Jul-ll	2011-000326-0	708443	SOI9N23Wl9NW
TRS26	15-Jul-ll	2011-000327-0	708444	SOI9N23Wl9NE
TRS27	15-Jul-ll	2011-000328-0	708445	SOl9N23W20NW
TRS28	15-Jul-ll	2011-000329-0	708446	SO l 9N23W20NE
TRS29	19-Jun-ll	2011-000330-0	708447	SOI9N24W23SW
TRS 30	19-Jun-ll	2011-000331-0	708448	SOI9N24W23SE
TRS 31	19-Jun-ll	2011-000332-0	708449	SO l 9N24W24SW
TRS32	19-Jun-ll	2011-000333-0	708450	SO l 9N24W24SE
TRS 33	19-Jun-ll	2011-000334-0	708451	SO l 9N23Wl 9SW
TRS34	19-Jun-ll	2011-000335-0	708452	SO l 9N23Wl 9SE
TRS 35	19-Jun-ll	2011-000336-0	708453	SO l 9N23W20SW
TRS 36	19-Jun-ll	2011-000337-0	708454	SO l 9N23W20SE
TRS 37	19-Jun-ll	2011-000338-0	708455	SOl9N24W26NW
TRS 38	19-Jun-ll	2011-000339-0	708456	SO l 9N24W26NE
TRS 39	19-Jun-ll	2011-000340-0	708457	SOl9N24W25NW
TRS40	19-Jun-ll	2011-000341-0	708458	SO l 9N24W25NE
TRS 41	19-Jun-ll	2011-000342-0	708459	SOI9N23W30NW
TRS42	19-Jun-ll	2011-000343-0	708460	SOI9N23W30NE
TRS43	19-Jun-ll	2011-000344-0	708461	SOl9N23W29NW
TRS44	19-Jun-ll	2011-000345-0	708462	SO l 9N24W26SW
TRS45	19-Jun-ll	2011-000346-0	708463	SO l 9N24W26SE
TRS46	19-Jun-ll	2011-000347-0	708464	SOI9N24W25SW
TRS47	19-Jun-ll	2011-000348-0	708465	SOI9N24W25SE
TRS48	19-Jun-ll	2011-000349-0	708466	SO l 9N23W30SW
TRS49	19-Jun-ll	2011-000350-0	708467	SO l 9N23W30SE
TRE 1	5-Sep-10	2010-000468-0	615465	S020N24WI5SW
TRE2	5-Sep-10	2010-000469-0	615466	S020N24WI5SE
TRE3	5-Sep-10	2010-000470-0	615467	S020N24WI4SW
TRE4	5-Sep-10	2010-000471-0	615468	S020N24WI4SE
TRE5	5-Sep-10	2010-000472-0	615469	S020N24WI3SW
TRE6	5-Sep-10	2010-000473-0	615470	S020N24WI3SE
TRE7	5-Sep-10	2010-000474-0	615471	S020N24W23NE
TRE8	5-Sep-10	2010-000475-0	615472	S020N24W24NW
TRE9	5-Sep-10	2010-000476-0	615473	S020N24W24NE
TRE 10	5-Sep-10	2010-000477-0	615474	S020N23WI9NW
TRE 11	5-Sep-10	2010-000478-0	615475	S020N23WI9NE
TRE 12	5-Sep-10	2010-000479-0	615476	S020N24W23SE
TRE 13	5-Sep-10	2010-000480-0	615477	S020N24W24SW
TRE 14	5-Sep-10	2010-000481-0	615478	S020N24W24SE
TRE 15	5-Sep-10	2010-000482-0	615479	S020N23WI9SW

Schedule1to EXHIBITA- Page7

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
TRE 16	5-Sep-10	2010-000483-0	615480	S020N23WI9SE
TRE 17	5-Sep-10	2010-000484-0	615481	S020N24W26NE
TRE 18	5-Sep-10	2010-000485-0	615482	S020N24W25NW
TRE 19	5-Sep-10	2010-000486-0	615483	S020N24W25NE
TRE20	5-Sep-10	2010-000487-0	615484	S020N23W30NW
TRE21	5-Sep-10	2010-000488-0	615485	S020N23W30NE
TRE22	5-Sep-10	2010-000489-0	615486	S020N24W26SE
TRE23	5-Sep-10	2010-000490-0	615487	S020N24W25SW
TRE24	5-Sep-10	2010-000491-0	615488	S020N24W25SE
TRE25	5-Sep-10	2010-000492-0	615489	S020N23W30SW
TRE26	5-Sep-10	2010-000493-0	615490	S020N23W30SE
TRE27	5-Sep-10	2010-000494-0	615491	S020N24W35NE
TRE28	5-Sep-10	2010-000495-0	615492	S020N24W36NW
TRE29	5-Sep-10	2010-000496-0	615493	S020N24W36NE
TRE30	5-Sep-10	2010-000497-0	615494	S020N23W31NW
TRE31	5-Sep-10	2010-000498-0	615495	S020N24W35SE
TRE32	5-Sep-10	2010-000499-0	615496	S020N24W36SW
TRE33	5-Sep-10	2010-000500-0	615497	S020N24W36SE
TRE34	5-Sep-10	2010-000501-0	615498	S020N23W3 l SW
TRE35	5-Sep-10	2010-000502-0	615499	SO l 9N24W2NE
TRE36	5-Sep-10	2010-000503-0	615500	SOI9N24W1NW
TRE37	5-Sep-10	2010-000504-0	615501	SOI9N24W1NE
TRE38	5-Sep-10	2010-000505-0	615502	SOI9N23W6NW
TRE39	5-Sep-10	2010-000506-0	615503	SOI9N23W6NE
TRE40	5-Sep-10	2010-000507-0	615504	SO l 9N24W2SW
TRE41	5-Sep-10	2010-000508-0	615505	SO l 9N24W2SE
TRE42	5-Sep-10	2010-000509-0	615506	SOI9N24W1SW
TRE43	5-Sep-10	2010-000510-0	615507	SOI9N24W1SE
TRE44	5-Sep-10	2010-000511-0	615508	SOI9N23W6SW
TRE45	5-Sep-10	2010-000512-0	615509	SOI9N23W6SE
TRE46	5-Sep-10	2010-000513-0	615510	S019N24Wl lNW
TRE47	5-Sep-10	2010-000514-0	615511	S019N24Wl lNE
TRE48	5-Sep-10	2010-000515-0	615512	SOI9N24Wl2NW
TRE49	5-Sep-10	2010-000516-0	615513	SOI9N24Wl2NE
TRESO	5-Sep-10	2010-000517-0	615514	SO l 9N23W7NW
TRE51	5-Sep-10	2010-000518-0	615515	SO l 9N23W7NE
TRE52	5-Sep-10	2010-000519-0	615516	SO l 9N24WI2SW
TRE53	5-Sep-10	2010-000520-0	615517	SOI9N24Wl2SE
TRE54	5-Sep-10	2010-000521-0	615518	SO l 9N23W7SW
TRE55	5-Sep-10	2010-000522-0	615519	SO l 9N23W7SE

Schedule1to EXHIBITA-Page8

SCHEDULE  2 to EXHIBIT A

State of Alaska Mining Locations subject to Porterfield  Lease

		Mt. McKinley
Claim	Date of	Rec. Dist.	DNR Serial	MTRS
Name	Posting	Doc. No.	Number	Location
Fish Creek 1	22-Mar-2005	2005-000012-0	648383	S20N024W 31
Fish Creek 2	22-Mar-2005	2005-000013-0	648384	S20N024W 31
Fish Creek 3	22-Mar-2005	2005-000014-0	648385	Sl9N024W 06
Fish Creek 4	22-Mar-2005	2005-000015-0	648386	Sl9N024W 17
Fish Creek 5	22-Mar-2005	2005-000016-0	648387	Sl9N024W 08

Schedule1to EXHIBITA- Page9

Exhibit B

To

Deed of Trust, Security Agreement, Assignment of Production,

Rents and Leasehold Interests, Financing Statement and Fixture Filing

From WestMountain Gold, Inc. and Terra Gold Corp., as Grantors, to Fidelity Title Company, as the Trustee, and BOCO Investments, LLC, as Beneficiary

Definition of BOCO Notes and Loan Documents

Beneficiary and WMTN entered into several Loan Agreements, Security Agreements and related Promissory Notes in 2012, 2013, 2014, 2015 and 2016 as follows:

a. Amended and Restated Revolving Credit Loan and Security Agreement and Amended and Restated Secured Convertible Promissory Note dated September 17, 2012, as amended, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $1,852,115 (collectively, the “September 2012 Note”), which Note, as amended, is due in full on November 15, 2017;

b. Loan Agreement, Promissory Note, Security Agreement and Warrant for the Purchase of Common Stock of WestMountain Gold Inc. dated May 7, 2013, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $500,000 (collectively, the “May 2013 Note”), which Note, as amended, is due in full on December 15, 2018;

c. Loan Agreement, Promissory Note and Security Agreement dated June 27, 2013, pursuant to which Borrower executed and delivered to Lender a Promissory Note in the principal amount of $500,000 (collectively, the “June 2013 Note”), which Note, as amended, is due in full on December 15, 2018;

d. Secured Promissory Note dated February 14, 2014 in the principal amount of $1,000,000, executed by Borrower and delivered to Lender (the “February 2014 Note”), which Note, as amended, was due in full on November 15, 2016;

e. Promissory Note dated May 1, 2015 in the principal amount of $100,000 executed by Borrower and delivered to Lender (the “May 2015 Note”), which Note, as amended, is due in full on December 15, 2018;

f. Secured Promissory Note dated June 26, 2015 having a face value of $150,000 and a currently outstanding principal balance of $109,346.31 executed by Borrower and delivered to Lender (the “June 2015 Note”), which Note, as amended, is due in full on December 15, 2018;

g. Secured Promissory Note dated March 22, 2016 in the principal amount of $125,000 executed by Borrower and delivered to Lender (the “March 2016 Note”), which Note, as amended, is due in full on December 15, 2018;

h. Secured Promissory Note dated April 12, 2016 in amount not to exceed $1,000,000 and having a currently outstanding principal balance of $865,000 executed by Borrower and delivered to Lender (the “April 2016 Note”), which Note, as amended, is due in full on October 31, 2018.

i. Secured Promissory Note dated November 18, 2016 in the principal amount of $172,500 executed by Borrower and delivered to Lender (the “November 2016 Note”), which note is due in full on November, 17, 2017.

The notes identified in this Exhibit B shall collectively be referred to as the “BOCO Notes.”  The term “Loan Documents” shall include, without limitation, each of the BOCO Notes and all documents relating to, entered into in connection with, or otherwise affecting any of the BOCO Notes (including, without limitation, the security therefore or the rights and obligations of Beneficiary and the Grantors thereunder), regardless of whether such documents are specifically mentioned herein.

32